As filed with the Securities and Exchange Commission on December 11, 2010

1933 Act File No. 333-98485
1940 Act File No. 811-21186

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 12	☑

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 13	☑
WILLIAMS CAPITAL MANAGEMENT TRUST
(Exact Name of Registrant as Specified in Charter)
570 Seventh Avenue
New York, New York 10018
(Address of Principal Executive Offices) (Zip Code)
(212) 373-4240
(Registrant’s Telephone Number, including Area Code)
Dail St. Claire
Williams Capital Management
570 Seventh Avenue
New York, New York 10018
(Name and Address of Agent for Service)
With copies to:
Sidley Austin LLP
Frank P. Bruno
787 Seventh Avenue
New York, New York 10019
It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☑	on January 15, 2010 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on pursuant to paragraph (a)(1) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐	on pursuant to paragraph (a)(2) of Rule 485

EXPLANATORY NOTE
     This post-effective amendment to the registration statement of the Williams Capital Management Trust (the “Trust”) consists of a prospectus and statement of additional information for a new series of the Trust, the Williams Capital Treasury Inflation Protected Fund.
     The combined prospectuses, dated February 28, 2009, of the Williams Capital Government Money Market Fund and the Williams Capital Liquid Assets Fund, the prospectus, dated October 20, 2009, of the Williams Capital U.S. Treasury Fund, and the combined statement of additional information, dated October 20, 2009, relating to each of the foregoing series of the Trust remain unchanged.

WILLIAMS CAPITAL MANAGEMENT TRUST

PROSPECTUS
WILLIAMS CAPITAL TREASURY INFLATION PROTECTED FUND
Institutional Shares
Investment Adviser: Williams Capital Management, LLC

Class	Ticker Symbol

Institutional Shares
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
January [_], 2010

TABLE OF CONTENTS

WILLIAMS CAPITAL TREASURY INFLATION PROTECTED FUND SUMMARY
Investment Objective	3
Fees and Expenses of the Fund	3
Portfolio Turnover	3
Principal Investment Strategies of the Fund	3
Principal Risks of Investing in the Fund	4
Performance Information	4
Investment Manager	4
Portfolio Manager	4
Purchase and Sale of Fund Shares	4
Tax Information	5
Payments to Broker/Dealers and Other Financial Intermediaries	5
OVERVIEW
FUND BASICS
Important Definitions	7
Investment Details	7
Important Information	8
Principal Risks	8
Valuing Shares	9
Market Timing	10
Disclosure of Portfolio Holdings	10
SHAREHOLDER INFORMATION
Buying Shares	10
Selling Shares	12
Dividends, Capital Gains and Taxation	14
FUND MANAGEMENT
Board of Trustees	16
The Adviser	16
Financial Highlights	17
PRIVACY POLICY
Notice of Privacy Policy and Practices	18

WILLIAMS CAPITAL TREASURY INFLATION PROTECTED FUND
Investment Objective
The Williams Capital Treasury Inflation Protected Fund (the “Fund”), a series of the Williams Capital Management Trust (the “Trust”), seeks to provide a long-term rate of return and inflation protection.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) (as a % of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) (Reinvested Dividends)	None
Redemption Fee	None
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.25%
Distribution and/or Servicing (12b-1) Fees	None
Other Expenses*	[ %]
Total Annual Fund Operating Expenses	[ %]
Fee Waivers and Expense Reimbursements**	( %)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements**	[ %]

*	Other Expenses are estimated.

**	Williams Capital Management, LLC (the “Adviser”) has contractually agreed to cap the Fund level operating expenses (Advisory Fees and Other Expenses) of the Institutional Shares at 0.50% (on an annualized basis) of the Institutional Shares’ average daily net assets. The Adviser’s contractual agreement to cap the Fund level operating expenses of the Institutional Shares will expire on March 1, 2011. Prior to that date, the Adviser’s agreement to cap operating expenses can only be terminated by the Board of Trustees of the Trust.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated and then redeem all of your Institutional Shares at the end of those periods. The Example also assumes that your investment has a 5% return and that the Institutional Shares’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$___	$___
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.
Principal Investment Strategies of the Fund
The Fund seeks to achieve its investment objective primarily through investment in inflation-indexed bonds. Under normal circumstances, the Fund invests at least 80% of its assets in securities issued by the U.S. Treasury whose returns are designed to track a specified inflation index, the Consumer Price Index for All Urban Consumers (“CPI”), over the life of the security. The Fund can also invest, under normal circumstances, up to 20% of its assets in (i) other inflation-indexed bonds issued or guaranteed by the U.S. Government, its agencies and instrumentalities and (ii) money market instruments and other high quality short-term investments.
Principal Risks of Investing in the Fund
The Fund is subject to inflation-indexed security risk, interest rate risk, income fluctuation risk and management risk.
There are several risks associated with inflation-indexed securities, including the risk that interest payments on such securities can be unpredictable. Additionally, the inflation-indexed bonds are designed to track the CPI, which may or may not accurately track inflation over a given period. There is two-month lag between the time that inflation occurs in the economy and the time such inflation is factored into valuations of inflation-indexed securities. This is due to the time required to measure and calculate the CPI and for the U.S. Treasury to adjust the inflation accrual schedules for an inflation-indexed security. The Fund invests a significant percentage of its portfolio in inflation-indexed bonds issued by the U.S. Treasury. A shortage of availability of such securities will affect the Fund’s ability to meet its investment objectives.
The Fund may also be required to liquidate certain investments when it is not advantageous to do so. The Fund is required to make distributions of a certain percentage of its income to avoid adverse tax consequences. This income includes both interest payments and principal adjustments to the inflation-indexed securities held in the Fund’s portfolio. Because principal adjustments are not paid in cash at the time they are made, the investment in inflation-adjusted securities thus results in a mismatch of cash flow and required distributions that may compel the Fund to sell securities or temporarily borrow funds in order to make required distributions. These strategies could affect the Fund’s return.
Interest rate risk is the risk that a rise in interest rates will adversely affect bond prices and, accordingly, the Fund’s share price. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to interest rates. Income fluctuation risk is the risk that the Fund’s periodic distributions are likely to fluctuate more than income distributions of a typical bond fund. The Fund is actively managed, therefore, there is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.
As with any mutual fund, you can lose money by investing in the Fund.
Performance Information
The Fund has not yet commenced operations, therefore no performance information is available. After the first full calendar year, a risk/return chart and table will be provided.
Investment Manager
The Fund’s investment manager is Williams Capital Management, LLC (previously defined as the “Adviser”).
Portfolio Manager

	Portfolio Manager of the
Name	Fund Since	Title
Steven Traum	2010	Senior Portfolio Manager of Williams Capital Management, LLC
Purchase and Sale of Fund Shares
The minimum initial investment in Institutional Shares of the Fund is $1,000,000. There is no minimum subsequent investment.
Purchase orders and redemption requests are accepted on each weekday, except for days on which the bond markets are closed as recommended by The Securities Industry and Financial Markets Association (SIFMA) (“Fund Business Day”). You may purchase or redeem shares of the Fund by calling the Adviser at (866) WCM-FUND or (212) 461-6500 or writing to the Adviser at Williams

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Capital Management Trust, Williams Capital Treasury Inflation Protected Fund, 570 Seventh Avenue, Suite 504, New York, New York 10018, by calling UMB Fund Services, Inc., the Fund’s transfer agent (the “Transfer Agent”) at (800) 785-7150, or through a financial institution that has entered into an agreement with the Fund or ALPS Distributors, Inc. (the “Distributor”). More information about the purchase and sale of Fund shares is available in the “Shareholder Information” section beginning on page [10] of the Fund’s prospectus.
Tax Information
Dividends paid by the Fund out of its net investment income and net realized short-term capital gains are taxable to the shareholders of the Fund as ordinary income. Distributions of net long-term capital gain, if any, realized by the Fund are taxable to the shareholders as long-term capital gains.
Payments to Broker/Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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OVERVIEW
Williams Capital Management Trust (the “Trust”) is a mutual fund family that offers different classes of shares in separate funds. The funds have individual investment goals and strategies. This prospectus gives you important information about the Institutional Shares of the Williams Capital Treasury Inflation Protected Fund (the “Fund”) that you should know before investing. Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its goal. Please read this prospectus and keep it for future reference. The Trust also currently offers Institutional Shares of the Williams Capital Government Money Market Fund (the “Government Fund”), the Williams Capital Liquid Assets Fund (the “Liquid Assets Fund”) and the Williams Capital U.S. Treasury Fund (the “Treasury Fund”) and may offer Service Shares of the Government Fund and the Liquid Assets Fund. These other series and classes of shares are subject to different expenses that affect their performance. For further information about these other series and classes of shares, please call (866) WCM-FUND or (212) 461-6500.
The Fund:
Williams Capital Treasury Inflation Protected Fund invests primarily in securities issued by the U.S. Treasury whose returns are designed to track a specified inflation index over the life of the security.
Currently, the Fund offers only Institutional Shares, as described in this Prospectus.

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FUND BASICS
Investment Objective
     The Fund seeks to provide a long-term rate of return and inflation protection.
Investment Details
     The Fund seeks to achieve its investment objective primarily through investment in inflation-indexed bonds. Under normal circumstances, the Fund invests at least 80% of its assets in securities issued by the U.S. Treasury whose returns are designed to track a specified inflation index, the Consumer Price Index for All Urban Consumers (“CPI”), over the life of the security. The Fund can also invest, under normal circumstances, up to 20% of its assets in (i) other inflation-indexed bonds issued by the U.S. Government, its agencies and instrumentalities or guaranteed by the U.S. Government, its agencies and instrumentalities and (ii) cash and short-term obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. This policy is a non-fundamental policy of the Fund and may not be changed without 60 days’ notice to shareholders.
     For temporary defensive purposes during unusual market conditions or when the Adviser believes the market or economic conditions are unfavorable for investors, the Fund may invest up to 100% of its assets in cash and short-term obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. The Adviser may also invest in these types of obligations or hold cash while looking for suitable investment opportunities or to maintain liquidity. When the Fund engages in such activities, the Fund would not be pursuing its investment strategy and, as a result, it may not achieve its investment goal.
     The Adviser buys and sells securities based on its judgment about issuers, the prices of the securities and other economic factors. While the Adviser uses the Barclays Capital U.S. Treasury Inflation-Protected Securities Index as a benchmark for the Fund’s performance, the Fund is actively managed and the Fund’s average maturity, duration and mix of bonds may differ from those of the index.
     Duration is the approximate percentage change in the price of a bond in response to a change in prevailing interest rates. If rates rise 1% for example, a portfolio with a 5-year duration is likely to lose about 5% of its value. As of September 30, 2009, the duration of the Barclays Capital U.S. Treasury Inflation-Protected Securities Index was 7.84 years. The Adviser currently intends to manage the Fund to maintain a duration that is similar to its benchmark index, the Barclays Capital U.S. Treasury Inflation-Protected Securities Index. The Adviser, however, may determine to maintain a duration for the Fund that is longer or shorter than that of its benchmark index.
     While the Fund seeks to provide a measure of inflation protection to its investors, there is no assurance that an investment in the Fund will protect fully against the level of inflation.
     Investment objectives and investment policies or practices of the Fund that are not designated as fundamental may be changed by the Trust’s Board of Trustees without shareholder approval. The Fund’s additional fundamental and non-fundamental investment policies are described in the Statement of Additional Information (“SAI”). Additionally, a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

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Important Information
Information About Inflation-Indexed Securities
     Like a conventional bond, the issuer of an inflation-indexed security generally makes regular fixed interest payments and repays the principal at maturity. However, unlike a conventional bond, an inflation-indexed security’s principal and interest payments are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. Therefore, the principal amount of a Treasury inflation-indexed security is adjusted from time to time to adjust for inflation using the CPI. Although the interest rate is fixed, the interest payments vary since the principal periodically is adjusted for inflation. This adjustment is a key feature; although the CPI has declined slightly since March 2009, prior to that, it had risen in each of the past 50 years. (Source: Bureau of Labor Statistics.) In the event of deflation, when the principal amount of an inflation-indexed security may decrease, the U.S. Treasury has guaranteed that it will repay at least the original principal amount of an inflation-indexed security issued by the U.S. Government. Additionally, the interest and principal components of the bonds may be “stripped” or sold separately. The Fund can buy or sell either component.
     Inflation measurement and adjustment for an inflation-indexed security have two important features. There is a two-month lag between the time that inflation occurs in the economy and the time such inflation is factored into valuations of inflation-indexed securities. This is due to the time required to measure and calculate the CPI and for the U.S. Treasury to adjust the inflation accrual schedules for an inflation-indexed security. For example, inflation that occurs in January is calculated and announced during February and affects valuations of inflation-indexed securities throughout the month of March. In addition, the inflation index used is the non-seasonally adjusted index. It differs from the CPI that is reported by most news organizations, which is statistically smoothed to overcome highs and lows observed at different points each year. The use of the non-seasonally adjusted index can cause the Fund’s income level to fluctuate.
Information About Real Returns
     Inflation-indexed securities are designed to provide a “real” rate of return (a return after adjusting for the impact of inflation). These bonds generally are issued at a fixed interest rate that is lower than that of conventional bonds similar in terms of quality and maturity, but inflation-indexed securities generally retain their value against inflation over time. Inflation, which is a rise in the general price level, reduces the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Although the CPI has declined slightly since March 2009, prior to that, inflation, as measured by the CPI, has occurred in each of the past 50 years. Therefore, investors should be conscious of both the nominal and the real returns on their investments. Investors in inflation-indexed bond funds who do not reinvest the portion of the income distribution that comes from inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor does not reinvest the principal adjustment paid out as part of a fund’s income distributions.
Principal Risk
     The Fund’s principal risks are described below. An investment in the Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. An investment in the Fund could lose money. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market.
▪	Inflation-indexed security risk – There are several risks associated with inflation-indexed securities.
o	Interest payments on inflation-indexed securities can be unpredictable and will vary as principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The U.S. Treasury has guaranteed that, in the event of a drop in prices, it would repay the original principal amount of its inflation-indexed securities.

o	Inflation-indexed bonds are designed to track the CPI, which may or may not accurately track inflation over a given period. There is two-month lag between the time that inflation occurs in the economy and the time such inflation is factored into valuations of inflation-indexed securities. This is due to the time required to measure and calculate the CPI and for the U.S. Treasury to adjust the inflation accrual schedules for an inflation-indexed security.

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o	The Fund invests a significant percentage of its portfolio in inflation-indexed bonds issued by the U.S. Treasury. A shortage of availability of such securities will affect the Fund’s ability to meet its investment objectives.

o	Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors in that security do not receive their principal until maturity. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed to shareholders of the Fund may be characterized in some circumstances as a return of capital. As a result, the Fund, which must make distributions of a certain percentage of its income to avoid adverse tax consequences, may be required to liquidate certain investments at a time when investment considerations would not favor such liquidations. The investment in inflation-adjusted securities thus results in a mismatch of cash flow and required distributions that may compel the Fund to sell securities or temporarily borrow funds in order to make required distributions. These tax consequences could affect the Fund’s return.
▪	Interest rate risk – Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the Fund’s share price. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to interest rates.

▪	Income fluctuation risk – The Fund’s periodic distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with changes in interest rates are expected to be low, while income fluctuations associated with changes in inflation are expected to be high. Investors can expect income fluctuations to be high for the Fund.

▪	Management risk – The Fund is an actively managed fund, and therefore, there is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
Valuing Shares
     A mutual fund is a pool of investors’ money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. When you buy Institutional Shares, you pay the net asset value per share (“NAV”). The NAV per share is the value of everything the Fund owns, minus everything it owes, divided by the number of the Fund’s shares held by shareholders. The NAV per share is calculated as of 4:00 p.m. Eastern time on each Fund Business Day. On holidays or other days when SIFMA recommends that the bond markets close, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.
     The Board is ultimately responsible for appropriate valuation of the Fund’s portfolio securities. The Board has delegated the day-to-day responsibility for the valuation of the Fund’s assets in accordance with the Valuation Policies and Procedures adopted by the Board (the “Procedures”) to the Adviser. The Adviser has, with the approval of the Board, delegated certain valuation responsibilities to the Fund’s administrator, The Bank of New York Mellon, subject to the Adviser’s monitoring and oversight. The Procedures adopted by the Board permit the Adviser to use service providers as the Adviser deems necessary and desirable and as approved and ratified by the Board. To the extent available, all valuations will be provided via automatic feeds to the administrator by authorized pricing services approved by the Trust’s Board. Securities with remaining maturities of more than 60 days shall be valued using the value of the security provided by the pricing services when such prices are believed by the Adviser to reflect the fair market value of such securities. The pricing services may employ evaluated pricing models that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for the securities. Securities with maturities of 60 days or less will be valued using the amortized cost method.
     When market quotations are not readily available or are believed to be unreliable, fair valuation procedures shall be used to determine valuation. Fair valuation depends on the facts and circumstances of the particular investment, including but not limited to prevailing market and other relevant conditions, and refers to the amount for which a security could be exchanged between knowledgeable, willing parties in an arm’s length transaction. Fair value is not the amount that an entity would receive or pay in a forced transaction or involuntary liquidation.
     The Board has established a Pricing Committee, which is composed of any one independent Trustee and a representative from the Adviser, which may be either the Adviser’s and the Trust’s chief compliance officer or the Managing Director of the Adviser, to make all fair value determinations. The Pricing Committee meets as is required and will make fair valuation determinations in accordance

9

with the Procedures as may be required from time to time. The Pricing Committee has discretion to deal with situations that may arise that are not addressed by the Procedures, or that require handling in a manner different from that specified by the Procedures, in accordance with applicable law, rules, regulatory guidance and industry practice.
Market Timing
     It is the policy of the Adviser and the Trust to discourage trading activity in shares of the Fund that could be detrimental to long-term Fund shareholders. Frequent short-term trades by shareholders in response to, among other things, short-term market fluctuations may impair the interests of long-term shareholders and the ability of the Fund to manage its investments. Excessive purchase and redemption activity, among other things, may interfere with portfolio management, cause the Fund to incur additional transaction, brokerage and administrative costs, dilute the value of Fund shares held by long-term shareholders and/or increase tax liability. The Trust therefore prohibits “market timing” (i.e., the practice of short-term trades of fund shares to exploit inefficiencies in fund pricing), excessive short-term trading or other inappropriate trading in shares of the Fund. The Trust does not have any arrangements with any person or entity to permit frequent purchases and redemptions of Fund shares.
     The Fund reserves the right to refuse any investment that, as determined in the Fund’s sole discretion, would disrupt the Fund management. If inappropriate trading activity is identified, prompt action will be taken against the relevant account or the relevant broker or financial intermediary. Actions may include rejecting the purchase order, canceling the trade, the possible freezing or cancellation of the relevant account(s) to prevent further purchases, termination of the relationship with the relevant broker or financial intermediary or other legal action.
Disclosure of Portfolio Holdings
     A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.
SHAREHOLDER INFORMATION
     This section describes how to do business with the Fund.
How to Reach the Fund

By Telephone:	(866) WCM-FUND or (212) 461-6500
By Mail:	Williams Capital Management Trust
Williams Capital Treasury Inflation Protected Fund
570 Seventh Avenue, Suite 504
New York, NY 10018
Proper Form. A purchase order or a redemption request is in “proper form” upon receipt of Federal funds and when all required documents are properly completed, signed and received by the Fund. Additionally, when completing a new account application, you will be required to supply the Fund with information, such as your tax identification number, that will assist the Fund in verifying your identity, as required by Federal law. If you are unable to provide sufficient information to verify your identity, the Fund will not open an account for you. As required by law, the Fund may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct.
Buying Shares
     Shares of the Fund are sold at the NAV next determined after receipt of a purchase order in “proper form.” Purchase orders are accepted on any Fund Business Day. Any purchase orders placed on a Fund Business Day prior to 4:00 p.m. Eastern time (the “Cut-Off Time”) will be priced at the NAV determined that day. If a purchase order is placed after the Cut-Off Time or on a day that is not a Fund Business Day, the purchase order will be priced at the NAV determined on the next Fund Business Day. On any day that SIFMA recommends that the bond markets close early, the Fund will advance the Cut-Off Time to the close of business of the bond markets as recommended by SIFMA that day. The Fund does not determine its NAV, and purchase orders are not accepted, on the following holidays, as recommended by SIFMA: New Year’s Day, Martin Luther King, Jr.’s Birthday, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

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Methods for Purchasing Shares
     You may purchase shares of the Fund by the following methods:
•	By Telephone. You may call the Adviser at (866) WCM-FUND or (212) 461-6500, or UMB Fund Services, Inc., the Fund’s transfer agent (the “Transfer Agent”), at (800) 785-7150 to request an account application form to open an account. Once the account application form has been signed, completed and has been received by the Adviser or Transfer Agent, an initial purchase may be made by wire. Subsequent purchases may then be requested by telephone. For information on additional purchase options, please contact the Adviser at (866) WCM-FUND or (212) 461-6500 or the Transfer Agent at (800) 785-7150.

•	Through a Financial Institution. You may purchase shares through a broker-dealer, financial adviser or other financial institution (each, an “Institution”) that has entered into an agreement with the Fund or ALPS Distributors, Inc. (the “Distributor”) to purchase Institutional Shares.

•	By Wire. To purchase shares of the Fund by Federal Reserve wire, call the Adviser at (866) WCM-FUND or (212) 461-6500 or the Transfer Agent at (800) 785-7150. For information on additional purchase options, please contact the Adviser at (866) WCM-FUND or (212) 461-6500 or the Transfer Agent at (800) 785-7150.
               The following procedure will help assure prompt receipt of your Federal Reserve wire:
A. Telephone the Adviser toll free at (866) WCM-FUND or (212) 461-6500 or the Transfer Agent at (800) 785-7150 and provide the following information:
•	Your name

•	Address

•	Telephone number

•	Taxpayer ID number

•	Name of Fund

•	Fund account number

•	The amount being wired

•	The identity of the bank wiring funds
     (Investors must also notify the Adviser and Transfer Agent before wiring funds.)
B. Instruct your bank to wire the specified amount to the Fund as follows:
The Bank of New York Mellon Account Name: Williams Capital Treasury Inflation Protected Fund Account Number: [8900587962] ABA Number: [021-000-018] Ref: [Shareholder Name and Account Number]
     To protect the Fund’s performance and shareholders, the Adviser discourages frequent trading in response to short-term fluctuations. The Fund reserves the right to refuse any investment that, as determined in the Fund’s sole discretion, would disrupt the Fund’s management.
     The Fund and the Adviser each reserves the right to reject any purchase order for any reason.

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Share Certificates
     The Transfer Agent maintains a share account for each shareholder. The Fund does not issue share certificates.
Account Statements
     Monthly account statements are sent to investors to report transactions such as purchases and redemptions as well as dividends paid during the month. When share purchases are effected through an Institution, confirmations of the share purchases and monthly account statements will be sent to the Institution involved.
Minimum Investment Required
     The minimum initial investment in Institutional Shares of the Fund is $1,000,000. There is no minimum subsequent investment. The Adviser reserves the right to waive the minimum investment requirement.
     Due to the cost to the Fund of maintaining smaller accounts, the Fund reserves the right to redeem, upon 60 days’ written notice, all shares in an account with an aggregate NAV of less than $250,000 unless an investment is made to restore the minimum value.
Selling Shares
     You may redeem your shares without charge at the NAV next determined after the Fund receives your redemption request in proper form. The Fund will pay the proceeds of the withdrawal either in Federal funds or in securities (“in-kind”) at the discretion of the Adviser, normally on the next Fund Business Day after the withdrawal if the redemption order is received prior to the Cut-Off Time and on the second Fund Business Day after the withdrawal if the redemption order is received after the Cut-Off Time, but in any event no more than seven days after the withdrawal. On any day that SIFMA recommends that the bond markets close early, the Fund will advance the Cut-Off Time to the close of business of the bond markets as recommended by SIFMA that day. The right of any shareholder to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the New York Stock Exchange (“NYSE”) is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.
     The Fund reserves the right to make payment in-kind rather than in cash. If the Fund deems it advisable for the benefit of all shareholders, redemptions in-kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you might have to pay brokerage charges.

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Methods for Selling Shares
     You may sell shares of the Fund by the following methods:
•	By Telephone. You may redeem your shares by telephoning the Adviser at (866) WCM-FUND or (212) 461-6500 or the Transfer Agent at (800) 785-7150. You must provide the Adviser or Transfer Agent with your account number, the name of the Fund and the exact name in which the shares are registered. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Adviser or Transfer Agent will follow reasonable procedures to confirm that such instructions are genuine. If such procedures are followed, neither the Adviser, the Transfer Agent nor the Fund will be liable for any losses due to unauthorized or fraudulent redemption requests.
In times of drastic economic or market changes, it may be difficult to make redemptions by telephone. If a shareholder cannot reach the Adviser or Transfer Agent by telephone, redemption requests may be mailed or hand-delivered to the Transfer Agent.
•	Written Requests. Redemption requests may be made by writing to:
Williams Capital Management Trust
Williams Capital Treasury Inflation Protected Fund
570 Seventh Avenue, Suite 504
New York, NY 10018
Written requests must be in proper form. You will need to provide the exact name in which the shares are registered, the Fund name, account number, and the share or dollar amount requested.
Any instruction to change the shareholder’s record name or address, a designated bank account, the dividend election, or the telephone redemption or other option elected on an account requires a written request from the shareholder.
     The Adviser and the Transfer Agent may request additional documentation to establish that a redemption request has been authorized, and that proper documentation has been submitted to the Fund.
     The Fund may temporarily stop redeeming shares if trading on the NYSE is restricted, an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or the Securities and Exchange Commission orders the Fund to suspend redemptions.

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Dividends, Capital Gains and Taxation
Dividends
     Dividends are declared and paid quarterly by the Fund out of its net investment income, following the close of the last Fund Business Day of each calendar quarter. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by contacting the Fund. The election to reinvest dividends and distributions or receive them in cash may be changed at any time upon written notice to the Fund. The Federal income tax treatment of dividends and other distributions does not change depending on whether they are received in cash or reinvested in shares of the Fund. If no election is made, all dividends and distributions will be reinvested.
Capital Gains Distributions
     Net realized short-term capital gain, if any, will be distributed whenever the Trustees determine that such distributions would be in the best interest of the shareholders, which will be at least once per year. Net realized long-term capital gains, if any, also will be distributed at least once every 12 months.
Taxation
     Dividends paid by the Fund out of its net investment income and net realized short-term capital gain generally are taxable to the shareholders of the Fund as ordinary income. Distributions of net long-term capital gain, if any, realized by the Fund are taxable to the shareholders as long-term capital gains, regardless of the length of time the shareholder may have held shares in the Fund at the time of distribution. The tax rate on certain dividend income and long term capital gains applicable to individuals has been reduced for taxable years beginning before 2011. However, to the extent the Fund’s distributions are derived from income on debt securities and from short-term capital gains, the Fund’s distributions will not be eligible for this reduced tax rate.
     Distributions are subject to Federal income tax when they are paid, whether received in cash or reinvested in shares of the Fund. Distributions declared in October, November or December and paid in January, however, are taxable as if paid on December 31st.
     Distributions that exceed the Fund’s earnings and profits are treated as a return of capital that reduces the adjusted tax basis of the shareholder’s shares, and after the adjusted tax basis is reduced to zero, constitute capital gains to the shareholder (assuming the shares are held as a capital asset). Downward adjustments to the principal amount of inflation-indexed securities because of deflation could reduce the Fund’s income for the year, and could cause amounts previously distributed to shareholders during a taxable year to be characterized as a return of capital.  Upward adjustments to the principal amount of an inflation-indexed security, in contrast, would increase the Fund’s income, but the Fund would not receive payment of net adjustments until the security matured.  Upward adjustments could therefore affect the Fund’s investment performance if the Fund were required to sell securities or to borrow in the year it recognized an upward adjustment to be able to distribute the associated income to avoid Fund-level taxes.
     If you redeem Fund shares you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax.
     If you are neither a tax resident nor a citizen of the U.S. or if you are a foreign entity, the Fund’s ordinary income dividends (which may include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, for taxable years of the Fund beginning before January 1, 2010, certain distributions designated by the Fund as either interest-related dividends or short term capital gain dividends and paid to a foreign shareholder would be eligible for an exemption from U.S. withholding tax. It cannot be predicted whether the Fund will make these designations.
     The Fund is required by Federal law to withhold 28% of reportable payments (which may include dividends, capital gain distributions and redemption proceeds) paid to a non-corporate shareholder unless that shareholder certifies in writing that the social security number or other taxpayer identification number provided is correct and that the shareholder is not subject to backup withholding for prior underreporting to the Internal Revenue Service.
     Dividends of ordinary income and distributions of capital gains may also be subject to state and local taxes.
     Some states and localities do not tax dividends paid on shares of the Fund that are attributable to interest from U.S. Government obligations (but may not exempt interest earned on repurchase agreements secured by such obligations).

14

     Reports containing appropriate information with respect to the Federal income tax status of dividends, distributions and redemptions, including the proportions attributable to capital gains and interest on U.S. Government obligations, paid during the year by the Fund will be mailed to shareholders shortly after the close of each calendar year.
     The foregoing is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. The SAI contains a more detailed discussion. Because other Federal, state or local considerations may apply, investors are urged to consult their tax advisors.

15

FUND MANAGEMENT
Board of Trustees
     The business of the Trust and the Fund is managed under the direction of the Board of Trustees. The Board formulates the general policies of the Fund and meets regularly to review the Fund’s performance, monitor its investment activities and practices, and review other matters affecting the Fund and the Trust. Additional information regarding the Trustees, as well as the Trust’s executive officers, may be found in the SAI under the heading “Management of the Funds.” The Trust’s Board of Trustees is comprised of Christopher J. Williams, Desmond G. FitzGerald, Brian J. Heidtke and John E. Hull.
The Adviser
     Williams Capital Management, LLC serves as the Adviser to the Fund pursuant to an investment advisory agreement with the Trust. The Adviser’s address is 570 Seventh Avenue, Suite 504, New York, New York 10018. Subject to the general control of the Trust’s Board of Trustees, the Adviser manages the Fund, including the purchase, retention and disposition of its securities and other assets. The Adviser is a limited liability company organized under the laws of the State of Delaware on January 31, 2002, and is a registered investment adviser under the Investment Advisers Act of 1940. The Adviser focuses on short-term fixed income investment strategies and as of September 30, 2009 had approximately $1,515 million in assets under management. The Adviser is wholly-owned by The Williams Capital Group L.P., a Delaware limited partnership.
     Christopher J. Williams is Chairman and Chief Executive Officer of the Adviser and holds a controlling interest in The Williams Capital Group, L.P. Dail St. Claire is the Managing Director of the Adviser and President of the Trust. Shayna Malnak is Senior Credit Analyst of the Trust and the Adviser. She is also Chief Compliance Officer of the Trust and the Adviser. Steven Traum is a Senior Portfolio Manager of the Adviser and Lead Portfolio Manager of the Fund. Jeff Paul and Cynthia Plouché are Senior Portfolio Managers of the Adviser.
     For its services, the Adviser is entitled to receive a fee at an annual rate equal to 0.25% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its fee and/or reimburse the Institutional Shares’ expenses to the extent necessary to maintain the Institutional Shares’ fund level operating expenses for the Fund at 0.50% of the Institutional Shares’ average daily net assets (the “Expense Limitation”). The Expense Limitation will expire on March 1, 2011.
     The Adviser may make payments, out of the Adviser’s own assets, for distribution and/or administration services related to the Fund, to broker- dealers, financial intermediaries, record keepers and other service providers.
     A discussion of the basis of the Trustees’ approval of the Fund’s investment advisory arrangements will be included in the Fund’s semi-annual shareholder report for the period ended April 30, 2010.
     Steven Traum is the Lead Portfolio Manager of the Fund and is primarily responsible for the day to day management of the Fund’s portfolio. Mr. Traum is currently a Senior Portfolio Manager of the Adviser. Prior to that, he spent 25 years at TIAA-CREF. At TIAA-CREF, he managed the first Inflation-Linked Pension Account and Inflation-Linked Bond Fund, which were started in May 1997 and October 2002, respectively. He also was responsible for managing the firm’s short term investments.
     No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, the SAI and the Fund’s official sales literature in connection with the offering of the Fund’s shares, and if given or made, such information or representations must not be relied upon as having been authorized by the Trust or the Fund. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

16

FINANCIAL HIGHLIGHTS
WILLIAMS CAPITAL TREASURY INFLATION PROTECTED FUND
     The Fund has not yet commenced operations and therefore does not have any financial highlights.

17

NOTICE OF PRIVACY POLICY AND PRACTICES
Commitment to Shareholder Privacy
     Williams Capital Management Trust (the “Trust”) recognizes and respects the privacy expectations of each of our shareholders. We believe the confidentiality and protection of shareholder information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Trust.
Collection and Disclosure of Shareholder Information
     The Trust collects, retains and uses shareholder information only where we reasonably believe it would be useful to the shareholder and allowed by law. We only use such information to enhance, evaluate or modify a shareholder’s relationship with the Trust — to administer shareholder accounts, or to identify specific financial needs and to provide shareholders with information about the Trust and related products and services. We do not sell personal information about shareholders to third parties for their independent use.
     Shareholder information collected by, or on behalf, of the Trust generally comes from the following sources:
•	account applications, other required forms, correspondence, written or electronic, or telephone contacts with shareholders or shareholders inquiring about the Trust;

•	transaction history of a shareholder’s account; or

•	third parties.
     We may disclose shareholder information to third parties that are not affiliated with the Trust:
•	as permitted by law, for example to service providers who maintain or service shareholder accounts for the Fund or to a shareholder’s broker or agent; or

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.
Security of Shareholder Information
     We require service providers to the Fund:
•	to maintain policies and procedures designed to assure only appropriate access to information about shareholders of the Fund;

•	to limit the use of information about shareholders of the Fund to the purposes for which the information was disclosed or as otherwise permitted by law; and

•	to maintain physical, electronic and procedural safeguards that comply with Federal standards to guard nonpublic personal information of shareholders of the Fund.
THIS IS NOT PART OF THE PROSPECTUS.

18

     For more information about the Fund:
     The Fund’s SAI includes additional information about the Fund and is incorporated by reference into this document. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports.
     The SAI and the Fund’s annual and semi-annual reports are available, without charge, upon request by calling (866) WCM-FUND or (212) 461-6500.
     Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Reports and other information about the Fund is available free of charge on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov; copies of this information also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.
Dail St. Claire, President
Williams Capital Treasury Inflation Protected Fund
Williams Capital Management Trust
570 Seventh Avenue, Suite 504
New York, NY 10018
     Investment Company Act File Number is 811-21186.

19

WILLIAMS CAPITAL MANAGEMENT TRUST
WILLIAMS CAPITAL TREASURY INFLATION PROTECTED FUND
STATEMENT OF ADDITIONAL INFORMATION
JANUARY [_], 2010
INVESTMENT ADVISER:
WILLIAMS CAPITAL MANAGEMENT, LLC
THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENTS THE PROSPECTUS DATED [___], 2009 OF THE WILLIAMS CAPITAL TREASURY INFLATION PROTECTED FUND (THE “FUND”), AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS, COPIES OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CALLING (866) WCM-FUND or (212) 461-6500.
AS OF THE DATE OF THIS SAI, THE FUND HAD NOT COMMENCED OPERATIONS.
THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF
PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

WILLIAMS CAPITAL MANAGEMENT TRUST
WILLIAMS CAPITAL TREASURY INFLATION PROTECTED FUND
STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS

HISTORY OF THE TRUST	3
INVESTMENT OBJECTIVE	3
ADDITIONAL INVESTMENT POLICIES, PRACTICES AND LIMITATIONS	4
DISCLOSURE OF PORTFOLIO HOLDINGS	7
INVESTMENT RESTRICTIONS	8
DIVIDENDS AND CAPITAL GAINS	9
MANAGEMENT OF THE FUND	9
PROXY VOTING PROCEDURES	14
DETERMINATION OF NET ASSET VALUE	14
FUND TRANSACTIONS	15
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	15
ADVERTISING PERFORMANCE DATA	16
TAXATION	17
OTHER INFORMATION	20
FINANCIAL STATEMENTS	20
APPENDIX A — RATINGS OF DEBT INSTRUMENTS	21
APPENDIX B — TRUST’S PROXY VOTING PROCEDURES	23
APPENDIX C — ADVISER’S PROXY VOTING PROCEDURES	25

WILLIAMS CAPITAL MANAGEMENT TRUST
WILLIAMS CAPITAL TREASURY INFLATION PROTECTED FUND
HISTORY OF THE TRUST
The Williams Capital Management Trust (the “Trust”) was organized as a Delaware statutory trust on August 1, 2002. The Trust is an open-end management investment company. The Williams Capital Government Money Market Fund (the “Government Fund”), the Williams Capital Liquid Assets Fund (the “Liquid Assets Fund”), the Williams Capital U.S. Treasury Fund (the “Treasury Fund”) and the Williams Capital Treasury Inflation Protected Fund (the “Fund”) are the only series of the Trust. This Statement of Additional Information (“SAI”) contains information about Institutional Shares of the Fund.
INVESTMENT OBJECTIVE
The Fund seeks to provide a long-term rate of return and inflation protection.
In addition to the principal investment strategies and the principal risks of the Fund described in the Fund’s prospectus, the Fund may also employ the investment practices described below.
INVESTMENT STRATEGY
The Fund seeks to achieve its investment objective primarily through investment in inflation-indexed bonds. Under normal circumstances, the Fund invests at least 80% of its assets in securities issued by the U.S. Treasury whose returns are designed to track a specified inflation index, the Consumer Price Index for All Urban Consumers (“CPI”), over the life of the security. The Fund can also invest, under normal circumstances, up to 20% of its assets in (i) other inflation-indexed bonds issued by the U.S. Government, its agencies and instrumentalities or guaranteed by the U.S. Government, its agencies and instrumentalities and (ii) cash and short-term obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. For purposes of this policy, “assets” means net assets plus the amount of any borrowing for investment purposes (as noted below, the Fund may not borrow for investment purposes). This policy is a non-fundamental policy of the Fund and may not be changed without 60 days’ notice to shareholders.
For temporary defensive purposes during unusual market conditions or when Williams Capital Management, LLC (the “Adviser”) believes the market or economic conditions are unfavorable for investors, the Fund may invest up to 100% of its assets in cash and short-term obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. The Fund’s portfolio may consist of any combination of these obligations consistent with investment strategies employed by the Adviser. The Adviser may also invest in these types of obligations or hold cash while looking for suitable investment opportunities or to maintain liquidity. When the Fund engages in such activities, the Fund would not be pursuing its investment strategy and, as a result, it may not achieve its investment goal.
While the Fund seeks to provide a measure of inflation protection to its investors, there is no assurance that an investment in the Fund will protect fully against the level of inflation.
There are no maturity or duration restrictions for the securities in which the Fund may invest. The U.S. Treasury has issued inflation-indexed Treasury securities with five-year, 10-year, 20-year and 30-year maturities.
The Fund may be appropriate for investors who are seeking to protect all or a part of their investment portfolio from the effects of inflation.
Traditional fixed-principal notes and bonds pay a stated return or rate of interest and are redeemed at their original principal amount. Inflation during the period that the securities are outstanding will diminish the future purchasing power of the money invested.
The Fund is designed to provide a long-term rate of return using a strategy that seeks to protect against the diminishing effect of U.S. inflation. The Fund’s yield will reflect both the inflation-adjusted interest income and the inflation adjustment to principal, which are features of inflation-indexed securities. The current income generated by the Fund will vary with month-to-month changes in the Consumer Price Index or other inflation index and may be substantially more or substantially less than traditional fixed principal securities.

ADDITIONAL INVESTMENT POLICIES, PRACTICES AND LIMITATIONS
The Fund may not change any investment policy designated as fundamental without shareholder approval. Investment policies or practices of the Fund that are not designated as fundamental may be changed by the Trust’s Board of Trustees (the “Board” or the “Trustees”) without shareholder approval. The Fund’s additional fundamental and non-fundamental investment policies are described further below as a supplement to the disclosure in the prospectus.
INFLATION-INDEXED TREASURY SECURITIES
Inflation-indexed U.S. Treasury securities are U.S. Treasury securities with a final value and interest payment stream linked to the inflation rate. Inflation-indexed U.S. Treasury securities may be issued in either note or bond form. Inflation-indexed U.S. Treasury notes have maturities of at least one year, but not more than 10 years. Inflation-indexed U.S. Treasury bonds have maturities of more than 10 years.
Inflation-indexed U.S. Treasury securities may be attractive to investors seeking an investment backed by the full faith and credit of the U.S. Government that provides a return in excess of the rate of inflation. Inflation-indexed U.S. Treasury securities are currently auctioned and issued on a quarterly basis.
STRUCTURE AND INFLATION INDEX — The principal value of inflation-indexed U.S. Treasury securities will be adjusted to reflect changes in the level of inflation. The index for measuring the inflation rate for inflation-indexed U.S. Treasury securities is the non-seasonally adjusted Consumer Price Index for All Urban Consumers (CPI) published monthly by the U.S. Department of Labor’s Bureau of Labor Statistics.
Semi-annual coupon interest payments are based on a fixed percentage of the inflation-indexed principal value. The coupon rate for the semi-annual interest rate of each issuance of inflation-indexed U.S. Treasury securities is determined at the time the securities are sold to the public (i.e., by competitive bids in the auction). The coupon rate will likely reflect real yields available in the U.S. Treasury market at the time the securities are sold to the public; real yields are the prevailing yields on U.S. Treasury securities with similar maturities, less then-prevailing inflation expectations. An increase in inflation will cause a increase in the interest payment made on the securities. A reduction in inflation will cause a reduction in the interest payment made on the securities; however, the repayment of principal at the maturity of the security is guaranteed by the U.S. Treasury to be no less than the original principal amount of the security at the time of issuance.
INDEXING METHODOLOGY — The principal value of inflation-indexed U.S. Treasury securities will be adjusted to account for changes in the CPI. Semi-annual coupon interest payment amounts will be determined by multiplying the inflation-indexed principal amount by one-half the stated rate of interest on each interest payment date.
TAXATION — The taxation of inflation-indexed U.S. Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen when the economy experiences inflation), investors holding inflation-adjusted securities in non-tax-deferred accounts generally will include this amount in income currently. Decreases in the adjusted principal can be deducted only from interest payments currently or previously reported as income with respect to the security.
Inflation-indexed U.S. Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation adjustments to principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed U.S. Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed U.S. Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds.
The Fund is required to make distributions of a certain percentage of its income to avoid adverse tax consequences. This income includes both interest payments and upward principal adjustments to the inflation-indexed securities held in the Fund’s portfolio. The investment in inflation-adjusted securities thus results in a mismatch of cash flow and required distributions that may compel the Fund to sell securities or temporarily borrow funds in order to make required distributions. These strategies could affect the Fund’s return. However, a shareholder of the Fund generally would be taxed on ordinary income only when it was distributed, an event that would not entail the mismatch of cash flow and tax liability that may arise from a direct investment in inflation-adjusted securities.

A number of U.S. Government agencies and instrumentalities other than the U.S. Treasury may issue inflation-indexed securities. Some U.S. Government agencies have issued inflation-indexed securities whose design mirrors that of the inflation-indexed U.S. Treasury securities described above.
BORROWING
As a fundamental investment policy, the Fund may borrow money only for temporary or emergency purposes (not for leveraging or investment), including the meeting of redemption requests, in amounts up to 33 1/3% of the Fund’s total assets. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Fund might have to sell its holdings to meet interest or principal payments at a time when investment considerations would not favor such sales. As a non-fundamental investment policy, the Fund will not purchase investments once it has borrowed funds (including reverse repurchase agreements) that exceed 5% of its total assets.
REPURCHASE AGREEMENTS
For temporary defensive purposes, the Fund may enter into repurchase agreements fully collateralized (the value of the underlying securities used to collateralize the repurchase agreement is at least 102% of the maturity value) by U.S. Government obligations or cash. In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later. The repurchase price reflects a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The obligation of the seller to pay the repurchase price is in effect secured by the value of the underlying security, which is determined daily by the Adviser. This value must be equal to, or greater than, the repurchase price plus the transaction costs (including loss of interest) that the Fund could expect to incur upon liquidation of the collateral if the counterparty defaults. If a counterparty defaults on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a counterparty’s bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for the Fund’s benefit.
PURCHASE OF OTHER INVESTMENT COMPANY SHARES
The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses.
ILLIQUID SECURITIES
The Fund may invest up to 15% of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, repurchase agreements with maturities in excess of seven days and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper that the Adviser has determined to be liquid under procedures approved by the Board). The Board has ultimate responsibility for determining whether specific securities are liquid or illiquid. The Adviser monitors the liquidity of securities held by the Fund pursuant to guidelines adopted by the Board, and reports periodically to the Board.
SECTION 4(2) COMMERCIAL PAPER
The Fund may also invest in commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not for distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. Section 4(2) paper will not be subject to the Fund’s percentage limitations on illiquid securities when the Adviser, pursuant to guidelines adopted by the Board, determines that a liquid trading market exists.

U.S. GOVERNMENT SECURITIES
In addition to the inflation-indexed U.S. Treasury and U.S. Government agency securities described above, the Fund may purchase short-term U.S. Government securities. U.S. Government obligations include: (1) a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law.
The Fund may purchase U.S. Government obligations on a forward commitment basis.
WHEN-ISSUED SECURITIES
The Fund may purchase securities on a when-issued basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period, and no income accrues to the purchasing Fund until settlement takes place. The purchasing Fund segregates liquid securities in an amount at least equal to these commitments. For the purpose of determining the adequacy of these securities, the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund’s records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. When entering into a when-issued transaction, the Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged. The Fund will not invest more than 25% of its net assets in when-issued securities.
Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon the public’s perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates — i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility of fluctuation in the Fund’s net asset value.
When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to Federal income taxes.
FORWARD COMMITMENTS
The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the Fund of a dollar amount sufficient to make payment for the Fund’s securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. The failure of the other party to complete the transaction may cause the Fund to miss an advantageous price or yield. Forward commitments involve risk of loss if the value of the security to be purchased declines prior to settlement date, or if the other party fails to complete the transaction.
VARIABLE AND FLOATING RATE SECURITIES
The Fund may invest in variable and floating rate securities. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day U.S. Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.
STRIPPED SECURITIES
The Fund may invest in stripped securities, which are U.S. Treasury bonds and notes, the unmatured interest coupons of which have been separated from the underlying obligation. Stripped securities are zero coupon obligations that are normally issued at a discount from their face value. The Fund may invest no more than 25% of its assets in stripped securities that have been stripped by their holder, which is typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts (“TIGRS”) and Certificates of Accrual on Treasuries (“CATS”). The Fund intends to rely on the opinions of counsel to the sellers of these certificates or other evidences of ownership of U.S. Treasury obligations that, for Federal tax and securities purposes, purchasers of such certificates most likely will be deemed the beneficial holders of the underlying U.S. Government securities. Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the U.S. Government, but the future payment of principal or interest on the U.S. Treasury obligations that they represent is so guaranteed.
ZERO COUPON SECURITIES
The Fund may invest in zero coupon securities, which are notes, bonds and debentures that (i) do not pay current interest and are issued at a substantial discount from par value, (ii) have been stripped of their unmatured interest coupons and receipts, or (iii) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.
Because the Fund accrues taxable income from zero coupon securities without receiving regular interest payments in cash, the Fund may be required to sell portfolio securities in order to pay a dividend. Investing in these securities might also force the Fund to sell portfolio securities to maintain portfolio liquidity.
Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Board of Trustees of the Trust has adopted Policies on Disclosure of Portfolio Holdings (the “Disclosure Policies”) designed to prevent the selective disclosure of non-public information concerning the Trust and Fund. The Disclosure Policies stated that no information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party except as provided below (the “Prohibition”). Please note that the Disclosure Policies are not intended to prevent the disclosure of any and all portfolio information to the Trust’s service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Adviser, the Board, the Trust’s custodian, fund accountant, administrator, independent public accountants, attorneys, and each of their respective affiliates and advisers, as each of these entities is subject to duties of confidentiality imposed by law and/or contract.
The Disclosure Policies provide for the following exceptions to the Prohibition:
1.	Publicly Available Information. The Trust may distribute (or authorize the Trust’s service providers and the Trust’s custodian or fund accountant to distribute) month-end portfolio holdings to certain mutual fund evaluation services (e.g., Morningstar and Lipper), nationally recognized statistical rating organizations, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers.

2.	Press Interviews, Broker and Other Discussions. Portfolio managers and other senior officers or spokespersons of the Trust’s service providers or the Trust may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with these Disclosure Policies.

3.	Trading Desk Reports. The Adviser’s trading desk may periodically distribute lists of applicable investments held by the Fund for the purpose of facilitating efficient trading of such securities and receipt of relevant research pursuant to certain restrictions in the Disclosure Policies related to the disclosure of the identity of Fund shareholders.

The Disclosure Policies also require that any non-public disclosure of the Fund’s portfolio holdings to third parties is only permissible so long as the third party has signed a written Confidentiality Agreement and/or has received a transmittal letter approved by an officer of the Trust. Notwithstanding anything herein to the contrary, the Board and the Adviser may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in these Disclosure Policies. The Disclosure Policies may not be waived, or exceptions made, without the consent of an officer of the Trust. All waivers and exceptions involving the Trust will be disclosed to the Board of Trustees of the Trust no later than its next regularly scheduled meeting. The Disclosure Policies are not intended to prevent any disclosure of portfolio holdings information required by applicable law.
The Fund may disclose portfolio holdings to shareholders on a daily basis. Any portfolio holdings or portfolio-related information that has been disclosed to all shareholders may, in the discretion of an officer of the Trust, be disclosed to any prospective investor.
The Trust does not have any other arrangements to make available information about the Fund’s portfolio holdings to any person.
INVESTMENT RESTRICTIONS
The Trust has adopted the following restrictions for the Fund, which may be changed for the Fund only with the affirmative vote of a “majority of the outstanding voting securities” of that Fund, which is defined in the Investment Company Act of 1940 (the “1940 Act”) to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are present at the meeting in person or by proxy. The Fund may not:
1.	Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowing does not exceed an amount equal to 33 1/3% of the current value of the Fund’s assets taken at market value, less liabilities, other than borrowings. If at any time the Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will, within three days (excluding Sundays and holidays), be reduced to the extent necessary to comply with this limitation. (As a non-fundamental investment policy, the Fund will not purchase investments once it has borrowed funds (including reverse repurchase agreements) that exceed 5% of its total assets.)

2.	Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidence of indebtedness that is publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entering into repurchase agreements, and provided further that the Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33 1/3% of the value of the Fund’s total assets.

3.	Engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase or sale of securities subject to legal or contractual restrictions on disposition.

4.	Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

5.	Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities); provided, however, that concentration may occur as a result of changes in the market value of portfolio securities.

6.	Invest in securities of any one issuer (other than securities issued by the U.S. Government, its agencies and instrumentalities), if immediately thereafter and as a result of such investment (i) the current market value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s assets, or (ii) the Fund owns more than 10% of the outstanding voting securities of the issuer, provided that such limitation does not apply to securities issued by other investment companies.
As of the date of this SAI, the 1940 Act prohibits the issuance of senior securities by mutual funds other than bank borrowings.

DIVIDENDS AND CAPITAL GAINS
DIVIDENDS
Dividends are declared and paid quarterly by the Fund out of its net investment income, following the close of the last Fund Business Day of the calendar quarter. A “Fund Business Day” is any weekday, except for days on which the bond markets are closed as recommended by The Securities Industry and Financial Markets Association (SIFMA). The Fund’s dividends are automatically reinvested on payment dates in additional shares of that Fund unless cash payments are requested by contacting the Fund or an appointed service provider. The election to reinvest dividends and distributions or receive them in cash may be changed at any time upon written notice to the Fund or an appointed service provider. The Federal income tax treatment of dividends and other distributions does not change depending on whether they are received in cash or reinvested in shares of the Fund. If no election is made, all dividends and distributions will be reinvested.
CAPITAL GAINS DISTRIBUTIONS
Net realized short-term capital gain, if any, will be distributed whenever the Trustees determine that such distributions would be in the best interest of the shareholders, which will be at least once per year. Net realized long-term capital gains, if any, also will be distributed at least once every 12 months.
MANAGEMENT OF THE FUND
BOARD OF TRUSTEES
The Trustees are responsible for generally overseeing the Trust’s business. The following table provides biographical information with respect to each Trustee, including those Trustees who are not considered “interested” as that term is defined in the 1940 Act (the “Independent Trustees”), and each officer of the Trust.

		TERM OF		NUMBER OF FUNDS
	POSITION(S)	OFFICE AND		IN FUND COMPLEX	OTHER
	HELD WITH	LENGTH OF	PRINCIPAL OCCUPATION	OVERSEEN BY	DIRECTORSHIPS
NAME, ADDRESS, AND DATE OF BIRTH	FUND	TIME SERVED	DURING PAST FIVE YEARS	TRUSTEE	HELD BY TRUSTEE
INDEPENDENT TRUSTEES:

Desmond G. FitzGerald 25 Carrington Drive Greenwich, CT 06831 DOB: 1/30/44	Trustee and Chairman of the Board of Trustees	Term: Indefinite Elected: December 2002	Chairman, North American Properties Group (real estate), (1987 to present).	4	Chairman, U.S. Guaranteed Finance Corp.; Director, Rea Technologies Inc., Principal, Holyoke Partners, LLC and Director, Holland Series Fund, Inc.

Brian J. Heidtke 585 Sparrowbush Road Wyckoff, New Jersey 07481 DOB: 8/27/40	Trustee	Term: Indefinite Elected: December 2002	President of The Heidtke Foundation (philanthropy) (1998 to present); Vice President, Finance and Corporate Treasurer, Colgate Palmolive Company (consumer products) (1986 to 2000).	4	None

John E. Hull Andrew W. Mellon Foundation 140 East 62nd Street New York, NY 10021 DOB: 9/16/47	Trustee	Term: Indefinite Elected: December 2002	Financial Vice President, Chief Investment Officer, Andrew W. Mellon Foundation (non-profit foundation) (2002 to present); Deputy Comptroller, Office of State Comptroller State of New York (1973 to 2002).	4	None

INTERESTED TRUSTEE:

Christopher J. Williams Williams Capital Management, LLC 570 Seventh Avenue Suite 504 New York, NY 10018 DOB: 12/24/57	Trustee and Treasurer of the Trust	Term: Indefinite Elected: December 2002	Chairman and Chief Executive Officer of Williams Capital Management, LLC (2002 to present); Chairman and Chief Executive Officer of The Williams Capital Group, L.P. (one of the largest minority-owned investment banks in the U.S.) (1994 to present); and former Senior Vice President, Lehman Brothers, Inc. (from 1984 to 1992).	4	Director, Harrahs Entertainment, Inc.; Director, Wal-Mart Stores, Inc.

		TERM OF		NUMBER OF FUNDS
	POSITION(S)	OFFICE AND		IN FUND COMPLEX	OTHER
	HELD WITH	LENGTH OF	PRINCIPAL OCCUPATION	OVERSEEN BY	DIRECTORSHIPS
NAME, ADDRESS, AND DATE OF BIRTH	FUND	TIME SERVED	DURING PAST FIVE YEARS	TRUSTEE	HELD BY TRUSTEE
OFFICERS

Dail St. Claire Williams Capital Management, LLC 570 Seventh Avenue Suite 504 New York, NY 10018 DOB: 9/23/60	President and Secretary of the Trust	Term: Indefinite Elected: December 2002	Managing Director of Williams Capital Management, LLC (2002 to present); First Vice President of Amalgamated Bank (2000 to 2001); Principal and Portfolio Manager for Utendahl Capital Management, L.P. (1993 to 2000); and Senior Investment Officer for the New York City Comptroller’s Office (1989 to 1993).	4	None

Shayna J. Malnak Williams Capital Management, LLC 570 Seventh Avenue Suite 504 New York, NY 10018 DOB: 9/29/62	Chief Compliance Officer of the Trust	Term: Indefinite Elected: March 2004	Senior Credit Analyst of Williams Capital Management, LLC (2002 to present); Principal at The Williams Capital Group, L.P. (1999 to 2002); Vice President and Senior Analyst at Cambridge Global Fund (1998 to 1999); Analyst for BBV Securities (1996 to 1999); Vice President for Unifund SA (1993 to 1996); Equity Analyst for Standard & Poor’s Corporation (1989 to 1993).	4	None
The Declaration of Trust provides that the Trust shall indemnify each person who is or was a Trustee of the Trust against all expenses, judgments, fines, settlements and other amounts actually and reasonable incurred in connection with any proceedings if the person in good faith and reasonably believes that his or her conduct was in the Trust’s best interest. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.
CODE OF ETHICS
The Trust, the Adviser and ALPS Distributors, Inc. (“ALPS” or the “Distributor”) each have adopted a code of ethics (collectively, the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust, the Adviser and ALPS.
STANDING COMMITTEES
The Board of Trustees has established various committees to facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, the Trust, and the Fund’s shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has created an Audit Committee, Nominating Committee and Pricing Committee.
The Audit Committee is composed of all of the Independent Trustees. The Audit Committee oversees and monitors the Trust’s internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee is responsible for selecting and retaining the auditors for the Trust. The Audit Committee is also responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services performed. The chairman of the Audit Committee shall be responsible for pre-approving all non-audit related services subject to ratification by the full Audit Committee. The Audit Committee reviews the qualifications of the auditor’s key personnel involved in the foregoing activities and monitors the auditor’s independence. During the fiscal year ended October 31, 2009, the Audit Committee held three meetings.
The Nominating Committee is composed of all of the Independent Trustees. The Nominating Committee is responsible for nominating for election as Trustees all Trustee candidates. The Trust does not have a formal policy for considering nominees to the Board of Trustees recommended by shareholders. The Nominating Committee meets as is required. During the fiscal year ended October 31, 2009, the Nominating Committee did not meet
The Pricing Committee is composed of any one Independent Trustee and a representative from the Adviser. The Pricing Committee may make fair valuation determinations as may be required from time to time. The Pricing Committee meets as is required. During the fiscal year ended October 31, 2009, the Pricing Committee did not meet.

TRUSTEE OWNERSHIP OF SECURITIES OF THE TRUST, ADVISER AND DISTRIBUTOR
As of [December 31, 2009], none of the Independent Trustees had any ownership of securities of the Adviser or ALPS or any person directly or indirectly controlling, controlled by or under common control with the Adviser or ALPS. The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the Trust as of [December 31, 2009].

Aggregate Dollar Range of Equity Securities in All
	Dollar Range of Equity	Registered Investment Companies Overseen by Trustee
Name of Trustee	Securities in the Trust	in Family of Investment Companies
INDEPENDENT TRUSTEES
Brian J. Heidtke	None	None
John E. Hull	None	None
Desmond G. FitzGerald	None	None

INTERESTED TRUSTEES
Christopher J. Williams	None	None
Dail St. Claire*	None	None

*	Ms. St. Claire resigned as a Trustee as of July 10, 2009.
TRUSTEE COMPENSATION
Each Independent Trustee receives annual compensation from the Trust for his or her services in the amount of $12,000. In 2010, the Trust expects to pay each Independent Trustee an annual retainer of $6,000 and per-meeting attendance fees of $1,500. Each Trustee is reimbursed for reasonable travel expenses to attend Board meetings. The following table sets forth the total remuneration of Trustees and officers of the Trust for the fiscal year ended October 31, 2009.

		Pension or
		Retirement		Total
		Benefits	Estimated	Compensation from
	Aggregate	Accrued as Part	Annual	Trust & Funds*
	Compensation	of Trust	Benefits Upon	Complex Paid to
Name and Position	from Trust	Expenses	Retirement	Trustees
INDEPENDENT TRUSTEE
Brian J. Heidtke	$12,000	N/A	N/A	$12,000
John E. Hull	$12,000	N/A	N/A	$12,000
Desmond G. FitzGerald	$12,000	N/A	N/A	$12,000

INTERESTED TRUSTEE
Christopher J. Williams	$0	N/A	N/A	$0
Dail St. Claire**	$0	N/A	N/A	$0

*	The Fund, the Liquid Assets Fund and the Treasury Fund had not commenced operations as of the date of this SAI.

**	Ms. St. Claire resigned as a Trustee as of July 10, 2009.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of [December 31, 2009], the Trustees and officers of the Trust owned in the aggregate less than 1% of the shares of the Fund.
Persons or organizations owning 25% or more of the outstanding shares of a fund may be presumed to “control” (as that term is defined in the 1940 Act) a fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of such fund for their approval. As of [December 31, 2009], no person held 25% or more of the outstanding shares of the Fund.

As of [December 31, 2009], no person held 5% or more of the outstanding shares of the Institutional Shares of the Fund.
THE INVESTMENT ADVISER
Williams Capital Management, LLC (previously defined as the “Adviser”) is a SEC-registered investment adviser and a wholly-owned subsidiary of The Williams Capital Group, L.P., a minority-owned investment bank. Williams Capital Management offers cash management and short-term fixed income investment strategies in customized separate accounts and through the Aaa/AAAm-rated Government Fund, the Liquid Assets Fund, the Treasury Fund and the Inflation Protected Fund.
The Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund. The Investment Advisory Agreement between the Trust and the Adviser dated January 15, 2003 (the “Advisory Agreement”) will remain in effect with respect to the Fund from year to year if its continuance is specifically approved at least annually by the Board or by vote of the shareholders, and in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Advisory Agreement.
The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days’ written notice when authorized either by a vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Adviser on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement also provides that, with respect to the Fund, the Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of reckless disregard of the Adviser’s obligations and duties under the Advisory Agreement.
For the services provided by the Adviser, the Trust pays the Adviser, with respect to the Fund, an annual fee of 0.25% of the total average daily net assets of the Fund. These fees are accrued by the Trust daily. The Adviser has contractually agreed to waive up to 100% of its advisory fee and/or to reimburse the Fund’s expenses to the extent necessary to ensure that total operating expenses do not exceed 0.50% of the average daily net assets of the Institutional Shares of the Fund. The contractual waiver expires on March 1, 2011. The Fund had not commenced operations as of the date of this SAI.
Subject to the waivers discussed above, the Trust has confirmed its obligation to pay all of its expenses, including: interest charges, taxes, brokerage fees and commissions; expenses of issue, repurchase and redemption of shares; premiums of insurance for the Trust, its Trustees and officers and fidelity bond premiums; applicable fees, interest charges and expenses of third parties, including the fees paid to the Adviser, administrator, custodian, accounting agent and transfer agent; fees of pricing, interest, dividend, credit and other reporting services; costs of memberships in trade associations; telecommunications expenses; funds transmission expenses; auditing, legal and compliance expenses; cost of forming the Trust and maintaining its existence; costs of preparing and printing the Fund’s prospectus, SAI and shareholder reports and delivering them to existing shareholders; expenses of meetings of shareholders and proxy solicitations thereof; costs of maintaining books and accounts and preparing tax returns; costs of reproduction, stationery and supplies; fees and expenses of the Independent Trustees; compensation of the Trust’s officers and employees who are not employees of the Adviser, and costs of other personnel (who may be employees of the Adviser) performing services for the Trust; costs of Trustee board meetings; Securities and Exchange Commission (“SEC”) registration fees and related expenses; and state or foreign securities laws registration fees and related expenses.
The Adviser may carry out any of its obligations under the Advisory Agreement by employing, subject to the Board’s supervision, one or more persons who are registered as investment advisers. The Advisory Agreement provides that the Adviser shall not be liable for any act or omission of any sub-adviser except with respect with respect to matter as to which the Adviser specifically assumes responsibility in writing.
INVESTMENT POLICY COMMITTEE AND CREDIT COMMITTEE
The Investment Policy Committee and Credit Committee of the Adviser include the persons listed below:
-	Christopher J. Williams is the Chairman and Chief Executive Officer of the Adviser and a Trustee and Treasurer of the Trust. In addition, Mr. Williams is also the Chairman and Chief Executive Officer of The Williams Capital Group, L.P. (“WCG”), which is one of the largest minority-owned investment banks in the U.S. Prior to forming WCG in 1994, Mr. Williams spent eight years in the investment banking and capital markets divisions of Lehman Brothers as Senior Vice President and approximately two years as the Managing Principal of the Williams Financial Markets, a division of Jefferies & Company.

-	Dail St. Claire is the Managing Director of the Adviser and President of the Trust. . In addition, Ms. St. Claire is Chairperson of the Adviser’s Investment Policy Committee. Ms. St. Claire has 24 years of investment experience with 18 years managing cash and short-term fixed-income assets. Ms. St. Claire’s current responsibilities include client service and marketing, and certain administrative functions. Prior to her current responsibilities, Ms. St. Claire was First Vice President of Amalgamated Bank from September 2000 to September 2001. From 1993 to September 2000, Ms. St. Claire was a Principal and Portfolio Manager for Utendahl Capital Management, L.P. Prior to serving at Utendahl, Ms. St. Claire was a Senior Investment Officer for the New York City Comptroller’s Office from 1989 until 1993.

-	Jeffery R. Paul is a Senior Portfolio Manager of the Adviser. Mr. Paul has 29 years of investment experience with 19 years experience managing cash and short-term fixed-income assets. Prior to his current responsibilities, Mr. Paul was a salesperson at Bear Stearns from 2002 through 2003, and at Prebon Yamane from 2001 through 2002. Prior to that, Mr. Paul was Vice President and Senior Portfolio Manager at Chase & MD SASS Partners from 1995 through 2001.

-	Steven Traum is a Senior Portfolio Manager of the Adviser and the Lead Portfolio Manager of the Fund. Prior to his current responsibilities, Mr. Traum spent 25 years at TIAA-CREF. At TIAA-CREF, he managed the first Inflation-Linked Pension Account and Inflation-Linked Bond Fund, which were started in May 1997 and October 2002, respectively. He also was responsible for managing the firm’s short term investments. Mr. Traum also worked at Bank Leumi as a securities trader, where he was responsible for trading fixed income, equities and commodities for trust and investment management clients.

-	Cynthia Plouché is a Senior Portfolio Manager of the Adviser. Ms. Plouché is lead Portfolio Manager for the Adviser’s enhanced cash and short-term fixed income portfolios. Cynthia Plouché has over a 20-year fixed income portfolio management track record, with a particular focus on the mortgage-backed securities sector. In 1991, she co-founded Abacus Financial Group, a minority- and woman-owned investment management company. Ms. Plouché remained at Abacus Financial Group when it joined the Blaylock platform in April 2003. Prior to co-founding Abacus Financial Group in 1991, Ms. Plouché was Managing Director of Equitable Capital Management Corp in New York, managing over $7 billion in assets.

-	Shayna Malnak is Senior Credit Analyst of the Fund and the Adviser. She has 21 years of investment experience. She researches investment grade and high yield corporate credit. Ms. Malnak is also Chief Compliance Officer for the Adviser and the Trust. Prior to working for the Adviser, Ms. Malnak analyzed various technology companies for WCG. Before joining WCG, she was Vice President and Senior Analyst with Cambridge Global Fund, a global long/short equity hedge fund. She also worked for the Latin American investment bank, BBV Securities, where she analyzed Latin American industrial companies. Ms. Malnak also spent three years working in both the New York City and Geneva offices of Unifund SA, where she traveled extensively and analyzed globally public and private equity investments. Ms. Malnak began her analytical career at Standard & Poor’s Corporation in 1989, where she evaluated a broad group of industrial and financial companies.
PORTFOLIO MANAGER INFORMATION
The Fund’s Lead Portfolio Manager is Steven Traum. He is primarily responsible for the day-to-day management of the Fund’s portfolio.
The following table sets forth information about funds and accounts other than the Fund for which Mr. Traum is primarily responsible for the day-to-day management as of [December 31, 2009].

Number of Other Accounts Managed and Assets by			Number of Accounts and Assets for which Advisory
Account Type			Fee is Performance-Based
Registered	Other Pooled		Registered	Other Pooled
Investments	Investment	Other	Investments	Investment	Other
Companies	Vehicles	Accounts	Companies	Vehicles	Accounts
0	0	0	0	0	0
$0	$0	$0	$0	$0	$0
Mr. Traum’s compensation generally consists of a base salary and bonus. Bonuses are discretionary and are based on the profitability of the Adviser. Individual awards are determined by a combination of the success of specific investment strategies, adhering to the investment process and client guidelines, maintaining appropriate performance versus client benchmarks, contributions to client retention and team effort.
As of [December 31, 2009], Mr. Traum did not own any shares of the Fund.

ADMINISTRATOR
Under the Fund Administration and Accounting Agreement (the “Administration Agreement”) dated January 29, 2007, The Bank of New York Mellon (“BNYM”) is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Trust and the Fund. BNYM provides the Trust with general office facilities and supervises the overall administration of the Trust and the Fund, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund.
BNYM is the principal operating subsidiary of The Bank of New York Mellon Corporation.
The Trust pays BNYM a monthly fee for accounting and administrative services determined at an annual rate of: 0.015% on the Fund’s average net assets. The Fund had not commenced operations as of the date of this SAI.
BNYM is located at One Wall Street, New York, New York 10286.
DISTRIBUTOR
ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as distributor (“ALPS” or the “Distributor”) pursuant to the Distribution Agreement dated September 30, 2005. Pursuant to the Distribution Agreement, the Fund does not pay the Distributor a distribution fee for servicing the Institutional Shares. The Distributor is not obligated to sell any specific number of shares and will sell shares of the Fund on a continuous basis only against orders to purchase shares. The Adviser pays a fee to the Distributor for its services to the Fund.
TRANSFER AGENT
UMB Fund Services, Inc., 803 W. Michigan Street, Milwaukee, Wisconsin 53233 (“UMB”), serves as the Fund’s transfer agent. UMB as transfer agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.
CUSTODIAN AND ACCOUNTING AGENT
BNYM acts as custodian of the Fund’s assets. BNYM as custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the delivery of securities and collecting interest and dividends on the Fund’s investments.
BNYM also serves as the Fund’s accounting agent. BNYM as accounting agent is responsible for maintaining the books and records and calculating the daily net asset value of the Fund.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
[   ], served as the independent registered public accounting firm of the Trust for the fiscal year ended October 31, 2009. The independent registered public accounting firm is responsible for auditing the financial statements of the Fund.
LEGAL COUNSEL
Sidley Austin LLP, 787 Seventh Ave, New York, New York 10019, is counsel for the Trust.

PROXY VOTING PROCEDURES
The Trust has adopted proxy voting procedures pursuant to which the Trust delegates the responsibility for voting proxies relating to portfolio securities held by the series of the Trust to the Adviser as a part of the Adviser’s general management of the series of the Trust subject to the Board’s continuing oversight. A copy of the Trust’s proxy voting procedures is located in Appendix B and a copy of the Adviser’s proxy voting procedures is located in Appendix C. Shareholders may receive information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 (i) by calling (866) WCM-FUND or (212) 461-6500 or (ii) on the SEC’s website at www.sec.gov.
DETERMINATION OF NET ASSET VALUE
When you buy Institutional Shares, you pay the net asset value (“NAV”) per share. The NAV per share is equal to the value of everything the Fund owns, minus everything it owes, divided by the number of the Fund’s shares held by shareholders. The NAV per share is calculated as of 4:00 p.m. Eastern time on each Fund Business Day. On holidays or other days when SIFMA recommends that the bond markets close, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.
The Board is ultimately responsible for appropriate valuation of the Fund’s portfolio securities. The Board has delegated the day-to-day responsibility for the valuation of the Fund’s assets in accordance with the Valuation Policies and Procedures adopted by the Board (the “Procedures”) to the Adviser. The Adviser has, with the approval of the Board, delegated certain valuation responsibilities to the Fund’s administrator, The Bank of New York Mellon, subject to the Adviser’s monitoring and oversight. The Procedures adopted by the Board permit the Adviser to use service providers as the Adviser deems necessary and desirable and as approved and ratified by the Board. To the extent available, all valuations will be provided via automatic feeds to the administrator by authorized pricing services approved by the Trust’s Board. Fixed income securities with remaining maturities of more than 60 days shall be valued using the value of the security provided by the pricing services when such prices are believed by the Adviser to reflect the fair market value of such securities. The pricing services may employ evaluated pricing models that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for the securities. Securities with maturities of 60 days or less will be valued using the amortized cost method.
When market quotations are not readily available or are believed to be unreliable, fair valuation procedures shall be used to determine valuation. Fair valuation depends on the facts and circumstances of the particular investment, including but not limited to prevailing market and other relevant conditions, and refers to the amount for which a security could be exchanged between knowledgeable, willing parties in an arm’s length transaction. Fair value is not the amount that an entity would receive or pay in a forced transaction or involuntary liquidation.
The Board has established a Pricing Committee, which is composed of any one Independent Trustee and a representative from the Adviser, which may be either the Adviser’s and the Trust’s chief compliance officer or the Managing Director of the Adviser, to make all fair value determinations. The Pricing Committee meets as is required and will make fair valuation determinations in accordance with the Procedures as may be required from time to time. The Pricing Committee has discretion to deal with situations that may arise that are not addressed by the Procedures, or that require handling in a manner different from that specified by the Procedures, in accordance with applicable law, rules, regulatory guidance and industry practice.
FUND TRANSACTIONS
Purchases and sales of portfolio securities for the Fund usually are principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask price. There usually are no brokerage commissions paid for any purchases. While the Trust does not anticipate that the Fund will pay any amounts of commission, in the event the Fund pays brokerage commissions or other transaction-related compensation, the payments may be made to broker-dealers who pay expenses of that Fund that it would otherwise be obligated to pay itself. Any transaction for which the Fund pays commissions or transaction-related compensation will be effected at the best price and execution available, taking into account the value of any research services provided, or the amount of any payments for other services made on behalf of the Fund, by the broker-dealer effecting the transaction.
Allocations of transactions to dealers and the frequency of transactions are determined for the Fund by the Adviser in its best judgment and in a manner deemed to be in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Fund.
Investment decisions for the Fund will be made independently from those for any other portfolio, account or investment company that is or may in the future become managed by the Adviser or its affiliates. If, however, the Fund and other portfolios, accounts or investment companies managed by the Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each entity. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denominated purchases or sales.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
Methods to purchase and redeem Fund shares are set forth in the Fund’s prospectus. Additionally, the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder that is applicable to the Fund’s shares as provided in the prospectus from time to time.

Redemptions may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of the Fund.
ADVERTISING PERFORMANCE DATA
The Fund may include its average annual total return and other total return data and yield in advertisements or information furnished to present or prospective shareholders. All performance information supplied by the Fund is historical and is not intended to indicate future returns. Average annual total return is determined in accordance with a formula specified by the SEC.
Quotations of average annual total return, before tax, for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return before taxes is computed assuming all dividends are reinvested and taking into account all applicable recurring and nonrecurring expenses, but does not take into account taxes payable on dividends or on redemption.
Quotations of average annual total return, after taxes, on dividends for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period. Average annual total return after taxes on dividends is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses. The taxes due on dividends are calculated by applying to each dividend the highest applicable marginal Federal individual income tax rates in effect on the reinvestment date for that dividend. The rates used correspond to the tax character (including eligibility for the maximum 15% tax rate applicable to qualified dividend income) of each dividend. The taxable amount and tax character of each dividend are specified by the Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign credits, are taken into account according to Federal law. The ending value is determined assuming complete redemption at the end of the applicable periods with no tax consequences associated with such redemption.
Quotations of average annual total return, after taxes, on both dividends and redemption for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period as well as on complete redemption. Average annual total return after taxes on distributions and redemption is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses for all classes of shares, complete redemption and payment of taxes due on such redemption. The ending value is determined assuming complete redemption at the end of the applicable periods, subtracting capital gains taxes resulting from the redemption and adding the presumed tax benefit from capital losses resulting from redemption. The taxes due on dividends and on the deemed redemption are calculated by applying the highest applicable marginal Federal individual income tax rates in effect on the reinvestment and/or the redemption date. The rates used correspond to the tax character (including eligibility for the maximum 15% tax rate applicable to qualified dividend income) of each component of each dividend and/or the redemption payment. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected.
The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.
Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period.
The Fund’s total return will vary depending on market conditions, the securities comprising the Fund’s portfolio, the Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and a shareholder’s shares, when redeemed, may be worth more or less than their original cost.

In performance advertising materials, the Fund may compare its performance information with data published by independent evaluators including Morningstar, Lipper, Inc., iMoneyNet, Inc., Thompson Financial and other companies that track the investment performance of investment companies (“Fund Tracking Companies”). The Fund may also compare any of its performance information with the performance of recognized stock, bond and other indices, including the Fund’s benchmark index indicated in the prospectus. The Fund may also refer in performance advertising materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.
The Fund may advertise other forms of performance. For example, the Fund may quote un-averaged or cumulative total returns reflecting the change in the value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Any performance information may be presented numerically or in a table, graph or similar illustration.
Although published performance information is useful to investors in reviewing the Fund’s performance, investors should be aware that performance information such as total return and yield is based on the Fund’s historical performance and is not intended to indicate future performance.
TAXATION
The following is only a summary of certain additional Federal income tax considerations generally affecting the Fund and its shareholders that are not described in the prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the prospectus are not intended as substitutes for careful tax planning.
QUALIFICATION AS A REGULATED INVESTMENT COMPANY
The Fund has elected or will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Fund is not subject to Federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.
In addition to satisfying the Distribution Requirement, a regulated investment company must satisfy a gross income test (the “Income Requirement”). To satisfy the Income Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships as defined in the Code.
A regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, may elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31st as if it had been incurred in the succeeding year.
In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), the securities (other than securities of other regulated investment companies) of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or the securities of one or more qualified publicly traded partnerships, as defined in the Code.
If for any taxable year the Fund did not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable to the shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate shareholders and the reduced tax rate applicable to qualified dividend income paid to individuals.
EXCISE TAX ON REGULATED INVESTMENT COMPANIES
A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31st of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30th or December 31st, for its taxable year (a “taxable year election”)). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.
For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31st of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).
The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.
The Fund may make investments that produce taxable income that is not matched by a corresponding receipt of cash or an offsetting loss deduction. Such investments would include obligations that have original issue discount or that accrue discount, obligations that accrue negative amortization and obligations that are subordinated in a mortgage-backed or asset-backed securities structure. The inflation adjustments to the principal amount of an inflation-protected security are included in income, but are reflected in a payment of cash only at the maturity of the security (provided they have not been offset by deflation adjustments). Such taxable income would be treated as income earned by the Fund and would be subject to the qualification and excise tax distribution requirements of the Code. Because such income may not be matched by a corresponding receipt of cash by the Fund or an offsetting deduction, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to shareholders. The Fund intends to make sufficient and timely distributions to shareholders to qualify for treatment as a regulated investment company at all times.
FUND DISTRIBUTIONS
The Fund anticipates distributions of substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for Federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporate shareholders.
The tax rate on certain dividend income and long-term capital gains applicable to individuals has been reduced for taxable years beginning before 2011. However, to the extent the Fund’s distributions are derived from income on debt securities and from short-term capital gains, the Fund’s distributions will not be eligible for this reduced dividend tax rate.
The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.
Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.
Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below. Downward adjustments to the principal amount of inflation-indexed securities because of deflation may reduce the Fund’s income and cause amounts distributed to shareholders during the taxable year to be characterized as a return of capital.
Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the cash they would have received had they elected to receive distributions in cash, equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the NAV at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.
Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by the Fund) on December 31st of such calendar year if such dividends are actually paid in January of the following year.
The Fund will be required in certain cases to withhold and remit to the U.S. Treasury up to 28% of ordinary income dividends, capital gain dividends and redemption proceeds paid to any shareholder that (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.” When establishing an account, a shareholder must certify under penalty of perjury that the taxpayer identification number provided is correct and that such shareholder is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a credit against a shareholder’s Federal income tax liability if the required information is timely provided to the Internal Revenue Service.
SALE OR REDEMPTION OF SHARES
A redemption of shares of the Fund (including a redemption made in an exchange transaction) will be a taxable transaction for Federal income tax purposes and the shareholder generally will recognize gain or loss in an amount equal to the different between the tax basis of the shares and the amount received. If a loss is realized on the redemption of Fund shares, the reinvestment in additional Fund shares within 30 days before or after the redemption may be subject to the “wash sale” rules of the Code, resulting in a postponement of the recognition of such loss for Federal income tax purposes.
If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater amount in a combination of taxable years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. That a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors about the applicability of this requirement in their particular circumstances.
FOREIGN SHAREHOLDERS
Non-U.S. investors in the Fund should consult their tax advisors concerning the tax consequences of ownership of shares in the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty). The Fund may designate certain net interest income and short-term capital gain distributed with respect to taxable years of the Fund beginning before 2010 as free from 30% withholding when paid to non-U.S. investors if applicable requirements are met. It cannot be predicted whether the Fund will make these designations. Even in the absence of such designation, non-U.S. investors would generally be exempt from U.S. Federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends (but not short-term capital gains), and amounts retained by the Fund that are designated as undistributed capital gains (but not short-term capital gains).

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. Federal income tax at the rates applicable to U.S. citizens or domestic corporations.
In the case of foreign non-corporate shareholders, the Fund may be required to withhold U.S. Federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or subject to withholding at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.
The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including applicability of foreign taxes.
EFFECT OF FUTURE LEGISLATION; STATE AND LOCAL TAX CONSIDERATIONS
The foregoing general discussions of U.S. Federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect. Potential investors should consult their tax advisors about the treatment of an investment in the Fund under applicable state and local tax laws.
OTHER INFORMATION
THE TRUST AND ITS SHAREHOLDERS
Currently, the Fund offers Institutional Shares. Delaware laws provide that shareholders shall be entitled to the same limitations on personal liability extended to stockholders of private corporations for profit. The securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of each series’ property of any shareholder or former shareholder held personally liable for the obligations of the series. The Declaration of Trust also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitations of liability was in effect and the Fund is unable to meet its obligations.
The Declaration of Trust further provides that the Trustees shall not be liable to any person other than the Trust or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
Fund capital consists of shares of beneficial interest. Shares are fully paid and non-assessable, except as set forth above with respect to Trustee and shareholder liability. Shareholders representing 10% or more of the Trust or a series may, as set forth in the Declaration of Trust, call meetings of the Trust or series for any purpose related to the Trust or series, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any series may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Trust or the series; however, the Trustees may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation. If not so terminated or reorganized, the Trust and its series will continue indefinitely. Under the Declaration of Trust, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into one or more trusts, partnerships or corporations or cause the Trust to be incorporated under Delaware law, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust’s registration statement.
FINANCIAL STATEMENTS
The Government Fund’s financial statements for the fiscal year ended October 31, 2009 are hereby incorporated by reference into this SAI from the Fund’s Annual Report filed with the SEC on January [___], 2010 (accession number: [______]). The Government Fund’s Annual Report can be obtained without charge by calling the Fund at (866) WCM-FUND or (212) 461-6500. The Fund had not commenced operations as of the date of this SAI.

APPENDIX A
RATINGS OF DEBT INSTRUMENTS
MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”) — LONG TERM DEBT RATINGS. The following is a description of Moody’s debt instrument ratings.
Aaa — Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa — Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risk appear somewhat larger than that of the Aaa securities.
A — Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
STANDARD & POOR’S RATING GROUP (“S&P”). S&P’s ratings are based, in varying degrees, on the following considerations: (i) the likelihood of default — capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (ii) the nature of and provisions of the obligation; and (iii) the protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
AAA — Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A — Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
RATINGS OF COMMERCIAL PAPER
MOODY’S. Moody’s short-term debt ratings are opinions of the ability of issuers to punctually repay senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
—	Leading market positions in well-established industries.

—	High rates of return on funds employed.

—	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

—	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-	Well-established access to a range of financial markets and assured sources of alternate liquidity.
Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.
Issuers rated Not Prime do not fall within any of the Prime rating categories.
S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:
A-1 — This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are deemed with a plus sign (+) designation.
A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
FITCH, INC. (“FITCH”). Commercial paper rated by Fitch reflects Fitch’s current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer’s paper as F-1, F-2, F-3, or F-4.
F-1 — This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.
F-2 — Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

APPENDIX B
WILLIAMS CAPITAL MANAGEMENT TRUST
PROXY VOTING POLICY AND PROCEDURES
The Board of Trustees of Williams Capital Management Trust (the “Trust”) hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by certain of the Trust’s investment portfolios (each, a “Fund,” collectively, the “Funds”):
I. POLICY
It is the policy of the Board of Trustees of the Trust (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Williams Capital Management, LLC (the “Adviser”) as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner substantially consistent with the policies of the Adviser and then ensure such proxies are voted on a timely basis.
II. FIDUCIARY DUTY
The right to vote a proxy with respect to portfolio securities held by the Funds is an asset of the Trust. The Adviser, to which authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and their shareholders.
III. PROCEDURES
The following are the procedures adopted by the Board for the administration of this policy:
A. Review of Adviser Proxy Voting Procedures. The Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents.
B. Voting Record Reporting. No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Funds during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest(1), the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

(1)	As it is used in this document, the term “conflict of interest” refers to a situation in which the Adviser or affiliated persons of the Adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Funds which could potentially compromise the Adviser’s independence of judgment and action with respect to the voting of the proxy.
IV. REVOCATION
The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.
V. ANNUAL FILING
The Trust shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.
VI. DISCLOSURES
     A. The Trust shall include in its registration statement:

     A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and
     A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission’s (the “SEC”) website.
B. The Trust shall include in its annual and semi-annual reports to shareholders:
     A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trust’s toll-free telephone number; through a specified Internet address, if applicable; and on the SEC’s website; and
     A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.
REVIEW OF POLICY.
At least annually, the Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

APPENDIX C
WILLIAMS CAPITAL MANAGEMENT, LLC
PROXY VOTING POLICIES AND PROCEDURES
I. TYPES OF ACCOUNTS FOR WHICH WCM VOTES PROXIES
     Williams Capital Management LLC (“WCM”) votes proxies as follows: (i) for each client that has specifically authorized us to vote them in the investment management contract or otherwise; (ii) and for each fund for which we act as adviser with the power to vote proxies.
II. GENERAL GUIDELINES
     In voting proxies, WCM is guided by general fiduciary principles. WCM’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. WCM attempts to consider all aspects of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.
III. HOW WCM VOTES
     Generally, WCM divides proxies into routine matters and non-recurring or extraordinary matters. It is WCM’s general policy, absent a particular reason to the contrary, to vote with management’s recommendations on routine matters. For non-recurring extraordinary matters, WCM votes on a case-by-case basis, generally following the policies for such matters detailed below. If there is a non-recurring extraordinary matter for which there is no policy detailed below, WCM votes on a case-by-case basis in accordance with the General Guidelines set forth above in Section II. WCM divides issues into eleven categories listed below in Section V. In the event the shares that are the subject of a proxy vote are subject to a voting (or similar) agreement, such agreement shall supercede these policies and WCM shall vote the relevant shares in accordance with such agreement.
IV. CONFLICTS OF INTEREST
     In furtherance of WCM’s goal to vote proxies in the best interests of clients, WCM follows procedures designed to identify and address material conflicts that may arise between WCM’s interests and those of its clients before voting proxies on behalf of such clients.
(1) Procedures for Identifying Conflicts of Interest.
 WCM relies on the following to seek to identify conflicts of interest with respect to proxy voting:
A.	WCM employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of WCM with respect to voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of WCM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of WCM’s Compliance Officer.

B.	As noted in Section IV(2) below, WCM is deemed to have a material conflict of interest in voting proxies relating to issuers that are clients of WCM and that have historically accounted for or are projected to account for greater than 1% of WCM’s annual revenues.

C.	WCM shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described in Section IV(2) below.
(2)	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest
A.	All conflicts of interest identified pursuant to the procedures outlined in Section IV(1) above must be brought to the attention of WCM’s Compliance Officer for resolution.

B.	WCM’s Compliance Officer will work with appropriate WCM personnel to determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence WCM’s decision- making in voting the proxy. A conflict of interest shall be deemed material in the event that the issuer that is the subject of the proxy has a client relationship with WCM of the type described in Section IV (1) B, above. All other materiality determinations will be based on an assessment of the particular facts and circumstances. WCM’s Compliance Officer shall maintain a written record of all materiality determinations.
C.	If it is determined that a conflict of interest is not material, WCM may vote proxies notwithstanding the existence of the conflict.

D.	If it is determined that a conflict of interest is material, WCM’s Compliance Officer will work with appropriate WCM personnel to agree upon a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include:
-	disclosing the conflict to clients and obtaining their consent before voting;

-	suggesting to clients that they engage another party to vote the proxy on their behalf;

-	engage a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

-	such other method as is deemed appropriate under the circumstances given the nature of the conflict.
V. VOTING POLICY
     WCM analyzes each proxy individually. The policy guidelines below represent WCM’s usual voting position on certain recurring proxy issues that do not involve unusual circumstances. These policy guidelines can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account for which shares are being voted.
(1) Election of Directors
A.	Voting on Director Nominees in Uncontested Elections.

We vote for director nominees.

B.	Chairman and CEO is the Same Person.

We vote for shareholder proposals that would require the positions of chairman and CEO to be held by different persons.
C.	Majority of Independent Directors
1.	We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. In determining whether an independent director is truly independent (e.g., when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: (i) whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year and received compensation therefor; (ii) whether the director has any transactional relationship with the company; (iii) whether the director is a significant customer or supplier of the company; (iv) whether the director is employed by a foundation or university that received grants or endowments from the company or its affiliates; and (v) whether there are interlocking directorships.

2.	We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.
D.	Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.	Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

F.	Director and Officer Indemnification and Liability Protection
1.	Subject to subparagraphs 2 and 3 below, we vote for proposals concerning director and officer indemnification and liability protection.

2.	We vote on a case-by-case basis for proposals to limit, and against proposals to eliminate entirely, director and officer liability for monetary damages for violating the duty of care.

3.	We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.
G.	Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

H.	Mandatory Retirement Ages

We vote on a case-by-case basis for proposals to set mandatory retirement ages prior to age 80 for directors. We vote for proposals to set a mandatory retirement age of 80 for directors.
(2) Proxy Contests
A.	Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors.

B.	Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis against proposals to provide full reimbursement for dissidents waging a proxy contest.
(3) Auditors
A.	Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit and audit-related services and such other non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.
(4) Proxy Contest Defenses
A.	Board Structure: Staggered vs. Annual Elections
1.	We vote against proposals to classify the board.

2.	We vote for proposals to repeal classified boards and to elect all directors annually.
B.	Shareholder Ability to Remove Directors
1.	We vote against proposals that provide that directors may be removed only for cause.

2.	We vote for proposals to restore shareholder ability to remove directors with or without cause.

3.	We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

4.	We vote for proposals that permit shareholders to elect directors to fill board vacancies.
C.	Cumulative Voting
1.	We vote against proposals to eliminate cumulative voting.

2.	We vote for proposals to permit cumulative voting if there is an indication of a gap in the company’s corporate governance.
D.	Shareholder Ability to Call Special Meetings
1.	We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

2.	We vote for proposals that remove restrictions on the right of shareholders to act independently of management.
E.	Shareholder Ability to Act by Written Consent
1.	We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

2.	We vote for proposals to allow or make easier shareholder action by written consent.
F.	Shareholder Ability to Alter the Size of the Board
1.	We vote for proposals that seek to fix the size of the board.

2.	We vote against proposals that give management the ability to alter the size of the board without shareholder approval.
(5) Tender Offer Defenses
A.	Poison Pills
1.	We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

2.	We vote on a case-by-case basis for shareholder proposals to redeem a company’s poison pill.

3.	We vote on a case-by-case basis on management proposals to ratify a poison pill.
B.	Fair Price Provisions
1.	We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

2.	We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.
C.	Greenmail
1.	We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

2.	We vote on a case-by-case basis for anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
D.	Unequal Voting Rights
1.	We vote against dual class exchange offers.

2.	We vote against dual class re-capitalization.
E.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

1.	We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

2.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
F.	Supermajority Shareholder Vote Requirement to Approve Mergers
1.	We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

2.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
G.	White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.
(6) Miscellaneous Governance Provisions
A.	Confidential Voting
1.	We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election.

2.	We vote for management proposals to adopt confidential voting.
B.	Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C.	Bundled Proposals

We vote on a case-by-case basis for bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

D.	Shareholder Advisory Committees

We vote on a case-by-case basis for proposals to establish a shareholder advisory committee.

(7) Capital Structure
A.	Common Stock Authorization
1.	We vote on a case-by-case basis for proposals to increase the number of shares of common stock authorized for issue, except as described below.

2.	We vote for proposals to increase the number of authorized shares if the company meets certain criteria:
a)	Company has already issued a certain percentage (i.e., greater than 50%) of the company’s allotment.

b)	The proposed increase is reasonable (i.e., less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.
B.	Stock Distributions: Splits and Dividends

We vote on a case-by-case basis for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

C.	Reverse Stock Splits

We vote on a case-by-case basis for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D.	Blank Check Preferred Stock Authorization

We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

E.	Shareholder Proposals Regarding Blank Check Preferred Stock

We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

F.	Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

G.	Pre-emptive Rights
1.	We vote on a case-by-case basis for shareholder proposals seeking to establish preemptive rights and consider the following factors:
a)	size of the company;

b)	the size of the holding (holder owning more than 1% of the outstanding shares); and,

c)	percentage of the rights offering (rule of thumb less than 5%).
2.	We vote on a case-by-case basis against shareholder proposals seeking the elimination of pre-emptive rights.
H.	Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

I.	Share Repurchase Programs

We vote for management proposals to institute open- market share repurchase plans in which all shareholders may participate on equal terms.
(8) Executive and Director Compensation
In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

A.	Shareholder Proposals to Limit Executive and Director Pay
1.	We vote for shareholder proposals that seek additional disclosure of executive and director pay information.

2.	We vote on a case-by-case basis for shareholder proposals that seek to limit executive and director pay. We have a policy of voting to limit the level of options and other equity-based compensation arrangements available to management to limit shareholder dilution and management overcompensation. We would vote against any proposals or amendments that would cause the available awards to exceed a threshold of 10% of outstanding fully diluted shares, i.e., if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans exceeds 10% of fully diluted shares. We also review the annual award as a percentage of fully diluted shares outstanding.
B.	Golden Parachutes
1.	We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

2.	We vote on a case-by-case basis on proposals to ratify or cancel golden parachutes.
C.	Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

D.	401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.
(9) State/Country of Incorporation
A.	Voting on State Takeover Statutes

We vote on a case-by-case basis for proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti- greenmail provisions, and disgorgement provisions).

B.	Voting on Re-incorporation Proposals

We vote on a case-by-case basis for proposals to change a company’s state or country of incorporation.
(10) Mergers and Corporate Restructuring
A.	Mergers and Acquisitions

We vote on a case-by-case basis for mergers and acquisitions.

B.	Corporate Restructuring

We vote on a case-by-case basis for corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

C.	Spin-offs

We vote on a case-by-case basis for spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.	Asset Sales

We vote on a case-by-case basis for asset sales.

E.	Liquidations

We vote on a case-by-case basis for liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.	Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.	Changing Corporate Name

We vote on a case-by-case basis for changing the corporate name.
(11) Social and Environmental Issues
In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders’ social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:
1.	whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

2.	the percentage of sales, assets and earnings affected;

3.	the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

4.	whether the issues presented should be dealt with through government or company-specific action;

5.	whether the company has already responded in some appropriate manner to the request embodied in a proposal;

6.	whether the company’s analysis and voting recommendation to shareholders is persuasive;

7.	what other companies have done in response to the issue;

8.	whether the proposal itself is well framed and reasonable;

9.	whether implementation of the proposal would achieve the objectives sought in the proposal; and

10.	whether the subject of the proposal is best left to the discretion of the board.
The voting policy guidelines set forth in this Section V may be changed from time to time by WCM in its sole discretion.

VI. RECORD KEEPING AND OVERSIGHT
WCM shall maintain the following records relating to proxy voting:

-	a copy of these policies and procedures;

-	a copy of each proxy form (as voted);

-	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

-	documentation relating to the identification and resolution of conflicts of interest;

-	any documents created by WCM that were material to a proxy voting decision or that memorialized the basis for that decision; and

-	a copy of each written client request for information on how WCM voted proxies on behalf of the client, and a copy of any written response by WCM to any (written or oral) client request for information on how WCM voted proxies on behalf of the requesting client.
     Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in WCM’s office.
     In addition, with respect to proxy voting records for Williams Capital Management Trust or any other fund registered under the Investment Company Act of 1940, WCM shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.
     In lieu of keeping copies of proxy statements, WCM may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

     These Proxy Voting Policies and Procedures will be reviewed on an annual basis.

WILLIAMS CAPITAL MANAGEMENT TRUST (THE “TRUST”)
PART C — OTHER INFORMATION
ITEM 23. EXHIBITS
(a) Declaration of Trust (filed as Exhibit (1) to Registrant’s Initial Registration Statement filed August 21, 2002, and incorporated herein by reference).
(b) By-Laws (filed as Exhibit (b) to Pre-Effective Amendment No. 1 to the Registration Statement filed January 10, 2003 and incorporated herein by reference).
(c) Not Applicable.
(d) (1) Investment Advisory Agreement between the Trust and Williams Capital Management, LLC (filed as Exhibit (d) to Post-Effective Amendment No. 3 to the Registration Statement filed on February 25, 2005 and incorporated herein by reference).
      (2) Exhibit A dated February 27, 2009, to the Investment Advisory Agreement (filed as Exhibit (d)(2) to Post-Effective Amendment No. 8 to the Registration Statement filed February 19, 2009 and incorporated herein by reference).
      (3) Revised Exhibit A dated September 29, 2009, to the Investment Advisory Agreement (filed as Exhibit (d)(3) to Post-Effective Amendment No. 10 to the Registration Statement filed October 9, 2009 and incorporated herein by reference).
(e) (1) Distribution Agreement between the Trust and ALPS Distributors, Inc. (filed as Exhibit (e)(1) to Post-Effective Amendment No. 4 to the Registration Statement filed February 27, 2006 and incorporated herein by reference).
      (2) Appendix A dated February 27, 2009, to the Distribution Agreement (filed as Exhibit (e)(2) to Post-Effective Amendment No. 8 to the Registration Statement filed February 19, 2009 and incorporated herein by reference).
      (3) Revised Appendix A dated September 29, 2009, to the Distribution Agreement (filed as Exhibit (e)(3) to Post-Effective Amendment No. 10 to the Registration Statement filed October 9, 2009 and incorporated herein by reference).
      (4) Distribution Fee Letter Agreement between Williams Capital Management, LLC and Alps Distributors, Inc. (filed as Exhibit (e)(2) to Post-Effective Amendment No. 4 to the Registration Statement filed February 27, 2006 and incorporated herein by reference).
      (5) Form of Selling Agreement (filed as Exhibit (e)(2) to Post-Effective Amendment No. 1 to the Registration Statement filed February 27, 2004 and incorporated herein by reference).
(f) Not Applicable.
(g) (1) Custody Agreement between the Trust and the Bank of New York (filed as Exhibit (g) to Post-Effective Amendment No. 3 to the Registration Statement filed February 25, 2005 and incorporated herein by reference).
      (2) Schedule II dated February 27, 2009, to the Custody Agreement (filed as Exhibit (g)(2) to Post-Effective Amendment No. 8 to the Registration Statement filed February 19, 2009 and incorporated herein by reference).

      (3) Revised Schedule II dated September 29, 2009, to the Custody Agreement (filed as Exhibit (g)(3) to Post-Effective Amendment No. 10 to the Registration Statement filed October 9, 2009 and incorporated herein by reference).
(h) (1) Administration Agreement and Fund Accounting Agreement between the Trust and the Bank of New York (filed as Exhibit (h)(1) to Post-Effective Amendment No. 5 to the Registration Statement filed February 26, 2007 and incorporated herein by reference).
      (2) Exhibit A dated February 27, 2009, to the Administration Agreement and Fund Accounting Agreement (filed as Exhibit (h)(2) to Post-Effective Amendment No. 8 to the Registration Statement filed February 19, 2009 and incorporated herein by reference).
      (3) Revised Exhibit A dated September 29, 2009, to the Administration Agreement and Fund Accounting Agreement (filed as Exhibit (h)(3) to Post-Effective Amendment No. 10 to the Registration Statement filed October 9, 2009 and incorporated herein by reference).
      (4) Transfer Agency Agreement between the Trust and UMB Investor Services Group (filed as Exhibit (h)(2) to Post-Effective Amendment No. 5 to the Registration Statement filed February 26, 2007 and incorporated herein by reference).
      (5) Schedule A dated February 27, 2009, to the Transfer Agency Agreement (filed as Exhibit (h)(4) to Post-Effective Amendment No. 8 to the Registration Statement filed February 19, 2009 and incorporated herein by reference).
      (6) Revised Schedule A dated September 29, 2009, to the Transfer Agency Agreement (filed as Exhibit (h)(6) to Post-Effective Amendment No. 10 to the Registration Statement filed October 9, 2009 and incorporated herein by reference).
      (7) Blue Sky Filing Services Agreement between the Trust and UMB Investor Services Group (filed as Exhibit (h)(3) to Post-Effective Amendment No. 5 to the Registration Statement filed February 26, 2007 and incorporated herein by reference).
      (8) Funds Transfer Agreement between the Trust and the Bank of New York (filed as Exhibit (h)(2) to Post-Effective Amendment No. 4 to the Registration Statement filed February 27, 2006 and incorporated herein by reference).
(i) (1) Opinion of Counsel (filed as Exhibit (i) to Pre-Effective Amendment No. 1 to the Registration Statement filed January 10, 2003 and incorporated herein by reference)
      (2) Opinion of Counsel (filed as Exhibit (i) to Post-Effective Amendment No. 8 to the Registration Statement filed February 19, 2009 and incorporated herein by reference).
      (3) Opinion of Counsel (filed as Exhibit (i)(3) to Post-Effective Amendment No. 10 to the Registration Statement filed October 9, 2009 and incorporated herein by reference).
      (4) Opinion of Counsel (to be filed by amendment).
(j) (1) Consent of [                     ] (to be filed by amendment).
      (2) Powers of Attorney for Christopher J. Williams, Dail St. Claire, John E. Hull, Desmond G. FitzGerald and Brian J. Heidtke (filed as Exhibit (j)(2) to Post-Effective Amendment No. 5 to the Registration Statement filed February 26, 2007 and incorporated herein by reference).

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(k) Not Applicable.
(l) Not Applicable.
(m) (1) Plan of Distribution Pursuant to Rule 12b-1 (filed as Exhibit (m)(1) to Pre-Effective Amendment No. 1 to the Registration Statement filed January 10, 2003 and incorporated herein by reference)
      (2) Appendix A dated February 27, 2009, to the Plan of Distribution Pursuant to Rule 12b-1 (filed as Exhibit (m)(2) to Post-Effective Amendment No. 8 to the Registration Statement filed February 19, 2009 and incorporated herein by reference).
      (3) Revised Appendix A dated September 29, 2009, to the Plan of Distribution Pursuant to Rule 12b-1 (to be filed by amendment).
      (4) Shareholder Servicing Plan (filed as Exhibit (m)(2) to Pre-Effective Amendment No. 1 to the Registration Statement filed January 10, 2003 and incorporated herein by reference)
(n) (1) Rule 18f-3 Plan (filed as Exhibit (n) to Pre-Effective Amendment No. 1 to the Registration Statement filed January 10, 2003 and incorporated herein by reference)
      (2) Amended Rule 18f-3 Plan (filed as Exhibit (n)(2) to Post-Effective Amendment No. 10 to the Registration Statement filed October 9, 2009 and incorporated herein by reference).
(p) (1) Code of Ethics of the Trust and Williams Capital Management, LLC filed (filed as Exhibit (p)(1) to Post-Effective Amendment No. 3 to the Registration Statement filed February 25, 2005 and incorporated herein by reference)
      (2) Code of Ethics of ALPS Distributors, Inc. (filed as Exhibit (p)(2) to Pre-Effective Amendment No. 1 to the Registration Statement filed January 10, 2003 and incorporated herein by reference)
ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH TRUST.
Not Applicable.
ITEM 25. INDEMNIFICATION
Article V, Section 5.2 of the Trust’s Declaration of Trust provides that the Trust shall indemnify each of its Trustees, officers, employees, and agents (including Persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he or she may be involved or with which he or she may be threatened, while in office or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of

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readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct or by a reasonable determination, based upon a review of the facts, that such Person was not liable by reason of such conduct, by (a) the vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) nor parties to the proceeding, or (b) a written opinion from independent legal counsel approved by the Trustees. The rights accruing to any Person under these provisions shall not exclude any other right to which he or she may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he or she may be otherwise entitled except out of the Trust Property. The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified Person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he or she is not entitled to such indemnification. All payments shall be made in compliance with Section 17(h) of the 1940 Act.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to Trustees, officers and controlling persons of the Trust by the Trust pursuant to the Trust’s Declaration of Trust, its By-Laws or otherwise, the Trust is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by Trustees, officers or controlling persons of the Trust in connection with the successful defense of any act, suit or proceeding) is asserted by such Trustees, officers or controlling persons in connection with shares being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.
The Trust intends to obtain insurance coverage for its Trustees and officers.
ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
Williams Capital Management, LLC serves as the investment adviser of the Trust (the “Adviser”) and institutional and retail investors. The principal executive officers of the Adviser are:

Name	Position with Adviser
Christopher J. Williams	Chairman and Chief Executive Officer
Dail St. Claire	Managing Director
For further information relating to the Adviser’s officers, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Williams Capital Management, LLC, SEC File No. 801-60920.

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ITEM 27. PRINCIPAL UNDERWRITERS.
(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: AARP Funds, ALPS ETF Trust, ALPS Variable Insurance Trust, AQR Funds, BLDRS Index Fund Trust, Caldwell & Orkin Funds, Inc., Campbell Multi-Strategy Trust, Cook & Bynum Funds Trust, CornerCap Group of Funds, Cullen Funds, DIAMONDS Trust, EGA Global Shares Trust, Financial Investors Trust, Financial Investors Variable Insurance Trust, Firsthand Funds, Forward Funds, Grail Advisors ETF Trust, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, IndexIQ Trust, Index IQ ETF Trust, Laudus Trust, Milestone Funds, MTB Group of Funds, OOK, Inc., Pax World Funds, PowerShares QQQ 100 Trust Series 1, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, Stonebridge Funds, Inc., Stone Harbor Investment Funds, TDX Independence Funds, Inc., TXF Funds, Inc., W. P. Stewart Funds, Wasatch Funds, WesMark Funds, Westcore Trust, and WisdomTree Trust.
(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Edmund J. Burke	Director
Spencer Hoffman	Director
Thomas A. Carter	President, Director
Jeremy O. May	Executive Vice President, Director
John C. Donaldson	Executive Vice President, Chief Financial Officer
Richard Hetzer	Executive Vice President
Diana M. Adams	Senior Vice President, Controller, Treasurer
Kevin J. Ireland	Senior Vice President, Director of Institutional Sales
Mark R. Kiniry	Senior Vice President, National Sales Director-Investments
Bradley J. Swenson	Senior Vice President, Chief Compliance Officer
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer
Tané T. Tyler	Senior Vice President, Secretary, General Counsel
Erin Douglas	Vice President, Senior Associate Counsel
JoEllen Legg	Vice President, Associate Counsel
Steven Price	Vice President, Deputy Chief Compliance Officer
James Stegall	Vice President, Institutional Sales Manager

*	The principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
(c) Not Applicable
ITEM 28. LOCATION OF ACCOUNTS AND RECORDS
The account books and other documents required to be maintained by Trust pursuant to Section 31(a) of the 1940 Act and the rules thereunder will be maintained at the offices of:

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Williams Capital Management, LLC (Investment Adviser)
570 Seventh Avenue, Suite 504
New York, NY 10018
The Bank of New York Mellon (Administrator, Dividend Disbursing Agent and Custodian)
One Wall Street
New York, NY 10286
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
UMB Investor Services Group (Transfer Agent)
803 W. Michigan Street
Milwaukee, WI 53233
ITEM 29. MANAGEMENT SERVICES
The Trust has no management related service contract which is not discussed in Part A or Part B of this form.
ITEM 30. UNDERTAKINGS
Not Applicable.

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SIGNATURE
Pursuant to the requirements of the Securities Act of 1933 (the “1933 Act”) and the Investment Company Act of 1940, as amended, the Trust certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 12 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York City, and the State of New York on the 11th day of December, 2009.

WILLIAMS CAPITAL MANAGEMENT TRUST

By:	/s/ Dail. St. Claire Dail St. Claire
President, Williams Capital Management Trust
SIGNATURES
Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed by the following persons in the capacities stated and on the 11th day of December 2009.

Signature	Title	Date

/s/ Dail St. Claire	President and Secretary of the Trust	12/11/09
Dail St. Claire

/s/ Christopher J. Williams	Trustee and Treasurer of the Trust	12/11/09
Christopher J. Williams

/s/ John E. Hull*	Trustee	12/11/09
John E. Hull

/s/ Desmond G. FitzGerald*	Trustee and Chairman of the Board	12/11/09
Desmond G. FitzGerald	of Trustees

/s/ Brian J. Heidtke*	Trustee	12/11/09
Brian J. Heidtke

* By:	/s/ Lisa R. Grosswirth Lisa R. Grosswirth
as Attorney-in-Fact pursuant to Power of Attorney

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